 As filed with the Securities and Exchange Commission on or about May 16, 1997

                                        Securities Act Registration No. 33-61358
                                Investment Company Act Registration No. 811-7656


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C.  20549

                                   FORM N-1A


         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  [ ]
               Pre-Effective Amendment No.                        [ ]
                                           -------
               Post-Effective Amendment No.    11                 [X]
                                           -------

                                     and/or


     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [ ]
           Amendment No.    13                                        [X]
                        -------

                        (Check appropriate box or boxes)

                     STRONG CONSERVATIVE EQUITY FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)


             100 Heritage Reserve
          Menomonee Falls, Wisconsin                          53051
       (Address of Principal Executive Offices)             (Zip Code)

      Registrant's Telephone Number, including Area Code:  (414) 359-3400
                                Thomas P. Lemke
                        Strong Capital Management, Inc.
                              100 Heritage Reserve
                       Menomonee Falls, Wisconsin  53051
                    (Name and Address of Agent for Service)


     Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 under the Securities Act of 1933; the Registrant's Rule 24f-2 Notice for the fiscal year ended October 31, 1996 was filed on or about December 26, 1996.

     It is proposed that this filing will become effective (check appropriate box).


   [ ]   immediately upon filing pursuant to paragraph (b) of Rule 485
   [ ]   on (date) pursuant to paragraph (b) of Rule 485
   [ ]   60 days after filing pursuant to paragraph (a)(1) of Rule 485
   [ ]   on (date) pursuant to paragraph (a)(1) of Rule 485
   [ ]   75 days after filing pursuant to paragraph (a)(2) of Rule 485
   [X]   on July 31, 1997 pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

   [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                     STRONG CONSERVATIVE EQUITY FUNDS, INC.
                             CROSS REFERENCE SHEET

     This Post-Effective Amendment to the Registration Statement of Strong Conservative Equity Funds, Inc., which is currently comprised of three Funds, relates only to Strong Blue Chip 100 Fund, which is being added to Strong Conservative Equity Funds, Inc. through this Amendment. This Post-Effective Amendment does not relate to, amend, supersede, or otherwise affect any of the separate Prospectuses and Statements of Additional Information contained in Post-Effective Amendment No. 10.

                           STRONG BLUE CHIP 100 FUND

     (Pursuant to Rule 481 showing the location in the Prospectus and the Statement of Additional Information of the responses to the Items of Parts A and B of Form N-1A.)


                                                              Caption or Subheading in Prospectus or
                 Item No. on Form N-1A                          Statement of Additional Information
                 ---------------------                        --------------------------------------
PART A - Information Required in Prospectus

1. Cover Page                                             Cover Page

2. Synopsis                                               Expenses

3. Condensed Financial Information                        Inapplicable

4. General Description of Registrant                      Investment Objective and Policies;
                                                          Implementation of Policies and Risks; About
                                                          the Fund - Organization

5. Management of the Fund                                 About the Fund - Management

5A.  Management's Discussion of Fund Performance          Inapplicable

6. Capital Stock and Other Securities                     About the Fund - Organization, - Distributions
                                                          and Taxes; Shareholder Manual - Shareholder
                                                          Services

7. Purchase of Securities Being Offered                   Shareholder Manual - How to Buy Shares,
                                                          - Determining Your Share Price, - Shareholder
                                                          Services

8. Redemption or Repurchase                               Shareholder Manual - How to Sell Shares,
                                                          - Determining Your Share Price, - Shareholder
                                                          Services

9. Pending Legal Proceedings                              Inapplicable

PART B - Information Required in Statement of Additional Information

10. Cover Page                                            Cover page

11. Table of Contents                                     Table of  Contents

12. General Information and History                       *

13. Investment Objectives and Policies                    Investment Restrictions; Investment Policies
                                                          and Techniques

                                                              Caption or Subheading in Prospectus or
                 Item No. on Form N-1A                          Statement of Additional Information
                 ---------------------                        --------------------------------------
14. Management of the Fund                                Directors and Officers of the Fund

15.  Control Persons and Principal Holders of Securities  Principal Shareholders; Directors and Officers
                                                          of the Fund; Investment Advisor and
                                                          Distributor

16.  Investment Advisory and Other Services               Investment Advisor, Subadvisor, and
                                                          Distributor; About the Fund - Management (in
                                                          Prospectus); Custodian; Transfer Agent and
                                                          Dividend-Disbursing Agent; Independent
                                                          Accountants; Legal Counsel

17. Brokerage Allocation and Other Practices              Portfolio Transactions and Brokerage

18. Capital Stock and Other Securities                    Included in Prospectus under the heading About
                                                          the Fund - Organization and in the Statement
                                                          of Additional Information under the heading
                                                          Shareholder Meetings

19. Purchase, Redemption and Pricing of Securities        Included in Prospectus under the headings:
    Being Offered                                         Shareholder Manual - How to Buy Shares,
                                                          - Determining Your Share Price, - How to Sell
                                                          Shares, - Shareholder Services; and in the
                                                          Statement of Additional Information under the
                                                          headings:  Additional Shareholder Information;
                                                          Investment Advisor, Subadvisor, and
                                                          Distributor; and Determination of Net Asset Value

20. Tax Status                                            Included in Prospectus under the heading About
                                                          the Fund - Distributions and Taxes; and in the
                                                          Statement of Additional Information under the
                                                          heading Taxes

21. Underwriters                                          Investment Advisor, Subadvisor, and Distributor

22. Calculation of Performance Data                       Performance Information

23. Financial Statements                                  Inapplicable

* Complete answer to Item is contained in the Fund's Prospectus.

           Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

                           STRONG BLUE CHIP 100 FUND

                                                              STRONG FUNDS
                                                             P.O. Box 2936
                                                Milwaukee, Wisconsin 53201
                                                 Telephone: (414) 359-1400
                                                 Toll-Free: (800) 368-3863
                                                            Device for the
                                                         Hearing-Impaired:
                                                            (800) 999-2780

   The Strong Family of Funds ("Strong Funds") is a family of more than twenty-five diversified and non-diversified mutual funds. All of the Strong Funds are no-load funds, meaning that you may purchase, redeem, or exchange shares without paying a sales charge. Strong Funds include growth funds, conservative equity funds, income funds, municipal income funds, international funds, and cash management funds. The Strong Blue Chip 100 Fund (the "Fund") is described in this Prospectus. The Fund seeks total return by investing for capital growth and income. Under normal market conditions, the Fund intends on being fully invested in common stocks issued by blue-chip companies. The Fund is a diversified series of Strong Conservative Equity Funds, Inc., an open-end management company.
   This Prospectus contains information you should consider before you invest. Please read it carefully and keep it for future reference. A Statement of Additional Information for the Fund, dated __________, 1997, contains further information, is incorporated by reference into this Prospectus, and has been filed with the Securities and Exchange Commission ("SEC"). This Statement, which may be revised from time to time, is available without charge upon request to the above-noted address or telephone number. If you would like to electronically access additional information about the Fund after reading the prospectus, you may do so by accessing the SEC's World Wide Web site (at http://www.sec.gov) that contains the Statement of Additional Information regarding the Fund and other related materials.

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    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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                                __________, 1997

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                               PROSPECTUS PAGE I-1

                               TABLE OF CONTENTS

EXPENSES................................. I-3
INVESTMENT OBJECTIVE AND POLICIES........ I-4
IMPLEMENTATION OF POLICIES AND RISKS..... I-5
ABOUT THE FUND........................... I-8
SHAREHOLDER MANUAL....................... II-1

   No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the Statement of Additional Information, and if given or made, such information or representations may not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not lawfully be made.

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                               PROSPECTUS PAGE I-2

                                    EXPENSES

   The following information is provided in order to help you understand the various costs and expenses that you, as an investor in the Fund, will bear directly or indirectly.

                        SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases.............  NONE
Sales Load Imposed on Reinvested
  Dividends.................................  NONE
Deferred Sales Load.........................  NONE
Redemption Fees.............................  NONE
Exchange Fees...............................  NONE

   There are certain charges associated with retirement accounts and with certain other special shareholder services offered by the Fund. Additionally, purchases and redemptions may also be made through broker-dealers or other financial intermediaries who may charge a commission or other transaction fee for their services. (See "Shareholder Manual - How to Buy Shares" and "- How to Sell Shares.")

                         ANNUAL FUND OPERATING EXPENSES
                    (as a percentage of average net assets)
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                                                              Total
                          Management      Other     12b-1   Operating
                              Fee       Expenses     Fee     Expenses
Blue Chip 100 Fund             .75%        ___%      NONE       ___%

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   From time to time, the Fund's investment advisor, Strong Capital Management, Inc. (the "Advisor"), may voluntarily waive its management fee and/or absorb certain expenses for the Fund. Since the Fund is new and did not begin operations until July 1, 1997, the Other Expenses have been estimated. For additional information concerning fees and expenses, see "About the Fund - Management."

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                               PROSPECTUS PAGE I-3

   EXAMPLE. You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:
----------------------------------------------------------------------------

                           Period (in years)
                           -----------------
                              1         3
Blue Chip 100 Fund             ___       ___

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   The Example is based on the Fund's "Total Operating Expenses," as described above. PLEASE REMEMBER THAT THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND THAT ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. The assumption in the Example of a 5% annual return is required by regulations of the SEC applicable to all mutual funds. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund's shares.

                       INVESTMENT OBJECTIVE AND POLICIES

   The Fund is required to invest a substantial portion of its assets in equity securities. Accordingly, the Fund's net asset value will fluctuate based upon changes in the value of the securities in its portfolio, and the Fund's net asset value is likely to fluctuate more than that of a fund invested principally in fixed income securities. The Fund, therefore, is not appropriate for investors' short-term financial needs.
   The Fund has adopted certain fundamental investment restrictions that are set forth in its Statement of Additional Information ("SAI"). Those restrictions, the Fund's investment objective, and any other investment policies identified as "fundamental" cannot be changed without shareholder approval. To further guide investment activities, the Fund has also instituted a number of non-fundamental operating policies, which are described in this Prospectus and in the SAI. Although operating policies may be changed by the Fund's Board of Directors without shareholder approval, the Fund will promptly notify shareholders of any material change in operating policies.
   Except as limited below, the Fund may invest in a diversified portfolio of securities without regard to objective investment criteria, such as company size, exchange listing, earnings history, or other factors. When selecting securities, the Advisor will, except as otherwise limited below, be limited only by its best judgment as to what will help achieve the Fund's investment objective.

STRONG BLUE CHIP 100 FUND

   The Fund seeks total return by investing for capital growth and income. Under normal market conditions, the Fund intends to be fully invested in a diversified portfolio of common stocks of the 100 largest market capitalization or "blue chip" U.S. companies, as determined by the Advisor. With approximately 50% of the Fund's net assets, the Fund will seek to approximate the

                             ---------------------

                               PROSPECTUS PAGE I-4
capitalization-weighted total rate of return of the 100 blue chip companies by maintaining capitalization-weighted positions in the securities of each of these companies. The remainder of the Fund's net assets will be invested in some or all of these 100 blue chip companies, as selected by the Advisor. Generally, the Fund will not have a position in any company greater than 5% of the Fund's net assets. The Fund typically maintains representation in as many market sectors as possible, but may concentrate in any sectors represented by these 100 blue chip companies.
   The Advisor will regularly readjust the capitalization-weighted portion of the Fund's portfolio to reflect the current capitalization-weightings of the 100 blue chip companies. Approximately once a year, the Advisor intends to review and update the list of the 100 blue chip companies in which the Fund invests. When the Advisor determines market conditions warrant a temporary defensive position, the Fund may invest without limitation in cash and short-term fixed-income securities.

                      IMPLEMENTATION OF POLICIES AND RISKS

   In addition to the investment policies described above (and subject to certain restrictions described below), the Fund may invest in some or all of the following securities and may employ some or all of the following investment techniques, some of which may present special risks as described below. The Fund may use derivative instruments for any lawful purpose consistent with the Fund's investment objective such as hedging or managing risk. A more complete discussion of certain of these securities and investment techniques and the associated risks is presented in the Fund's SAI.

DERIVATIVE INSTRUMENTS

   The Fund may use derivative instruments for any lawful purpose consistent with the Fund's investment objective such as hedging or managing risk. Derivative instruments are commonly defined to include securities or contracts whose values depend on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities. These "other assets" are commonly referred to as "underlying assets."
   A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and by applying these structures to a wide range of underlying assets.

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                               PROSPECTUS PAGE I-5

   An option is a contract in which the "holder" (the buyer) pays a certain amount (the "premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative generally will receive fees or premiums but generally is exposed to losses due to changes in the value of the underlying asset.
   A forward is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.
   Derivative instruments may include (i) options; (ii) futures; (iii) options on futures; (iv) short sales against the box, in which the Fund sells a security it owns for delivery at a future date; (v) swaps, in which two parties agree to exchange a series of cash flows in the future, such as interest-rate payments;
(vi) interest-rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; (vii) interest-rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; (viii) forward currency contracts and foreign currency exchange-related securities; and (ix) structured instruments which combine the foregoing in different ways.
   Derivatives may be exchange traded or traded in OTC transactions between private parties. OTC transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. When required by SEC guidelines, the Fund will set aside permissible liquid assets in a segregated account to secure its obligations under the derivative.
   The successful use of derivatives by the Fund is dependent upon a variety of factors, particularly the Advisor's ability to correctly anticipate trends in the underlying asset. In a hedging transaction, if the Advisor incorrectly anticipates trends in the underlying asset, the Fund may be in a worse position than if no hedging had occurred. In addition, there may be imperfect correlation between the Fund's derivative transactions and the instruments being hedged. To the extent that the Fund is engaging in derivative transactions for risk

                             ---------------------

                               PROSPECTUS PAGE I-6
management, the Fund's successful use of such transactions is more dependent upon the Advisor's ability to correctly anticipate such trends, since losses in these transactions may not be offset in gains in the Fund's portfolio or in lower purchase prices for assets it intends to acquire. The Advisor's prediction of trends in underlying assets may prove to be inaccurate, which could result in substantial losses to the Fund.
   In addition to the derivative instruments and strategies described above, the Advisor expects to discover additional derivative instruments and other trading techniques. The Advisor may utilize these new derivative instruments and techniques to the extent that they are consistent with the Fund's investment objective and permitted by the Fund's investment limitations, operating policies, and applicable regulatory authorities.

ILLIQUID SECURITIES

   The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those securities that are not readily marketable, including restricted securities and repurchase obligations maturing in more than seven days. Certain restricted securities that may be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933 and Section 4(2) commercial paper may be determined liquid under guidelines adopted by the Fund's Board of Directors.

DEBT OBLIGATIONS

   IN GENERAL. The market value of all debt obligations is affected by changes in the prevailing interest rates. The market value of such instruments generally reacts inversely to interest rate changes. If the prevailing interest rates decline, the market value of debt obligations generally increases. If the prevailing interest rates increase, the market value of debt obligations generally decreases. In general, the longer the maturity of a debt obligation, the greater its sensitivity to changes in interest rates.
   Investment-grade debt obligations include:

- U.S. government securities (as defined below);
- bonds or bank obligations rated in one of the four highest rating categories (e.g., BBB or higher by Standard & Poor's Ratings Group or "S&P");
- short-term notes rated in one of the two highest rating categories (e.g., SP-2 or higher by S&P);
- short-term bank obligations rated in one of the three highest rating categories (e.g., A-3 or higher by S&P), with respect to obligations maturing in one year or less;
- commercial paper rated in one of the three highest rating categories (e.g., A-3 or higher by S&P);

                             ---------------------

                               PROSPECTUS PAGE I-7

- unrated debt obligations determined by the Advisor to be of comparable quality; and
- repurchase agreements involving investment-grade debt obligations.

   Investment-grade debt obligations are generally believed to have relatively low degrees of credit risk. All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by the Advisor to consider what action, if any, the Fund should take consistent with its investment objective. For purposes of determining whether a security is investment grade, the Advisor may use the highest rating assigned to that security by any NRSRO. Securities rated in the fourth-highest category (e.g., BBB by S&P), although considered investment grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities.

GOVERNMENT SECURITIES

    U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include, for example, obligations of the following:

- the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;
- the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;
- the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and
- the Student Loan Marketing Association, the Interamerican Development Bank, and International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies.

   Although the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

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                               PROSPECTUS PAGE I-8

CASH MANAGEMENT

   The Fund may invest directly in cash and short-term fixed income securities, including, for this purpose, shares of one or more money market funds managed by the Advisor (collectively, the "Strong Money Funds"). The Strong Money Funds seek current income, a stable share price of $1.00, and daily liquidity. All money market instruments can change in value when interest rates or an issuer's creditworthiness change dramatically. The Strong Money Funds cannot guarantee that they will always be able to maintain a stable net asset value of $1.00 per share.

PORTFOLIO TURNOVER

   The annual portfolio turnover rate indicates changes in the Fund's portfolio. The turnover rate may vary from year to year, as well as within a year. It may also be affected by sales of portfolio securities necessary to meet cash requirements for redemption of shares. High portfolio turnover in any year will result in the payment by the Fund of above-average amounts of transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. Under normal market conditions, the rate of portfolio turnover of the Fund generally will not exceed 150%. However, during periods in which the Advisor deems it advisable to engage in substantial short-term trading, the rate of portfolio turnover may exceed 150%.

                                 ABOUT THE FUND

MANAGEMENT

   The Board of Directors of the Fund is responsible for managing its business and affairs. The Fund has entered into an investment advisory agreement with Strong Capital Management, Inc. (the "Advisor"). Under the terms of the agreement, the Advisor manages the Fund's investments and business affairs subject to the supervision of the Fund's Board of Directors.

   ADVISOR. The Advisor began conducting business in 1974. Since then, its principal business has been providing continuous investment supervision for individuals and institutional accounts, such as pension funds and profit-sharing plans as well as mutual funds, several of which are funding vehicles for variable insurance products. As of __________, 1997, the Advisor had over $__ billion under management. The Advisor's principal mailing address is P.O. Box 2936, Milwaukee, Wisconsin 53201. Mr. Richard S. Strong, the Chairman of the Board of the Fund, is the controlling shareholder of the Advisor.

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                               PROSPECTUS PAGE I-9

   As compensation for its services, the Fund pays the Advisor a monthly management fee. The annual fee is 1.00% of the Fund's average daily net asset value. This fee is in excess of fees paid by many other funds. From time to time, the Advisor may voluntarily waive all or a portion of its management fee and/or absorb certain Fund expenses without further notification of the commencement or termination of such waiver or absorption. Any such waiver or absorption will temporarily lower the Fund's overall expense ratio and increase the Fund's overall return to investors.
   Except for expenses assumed by the Advisor or Strong Funds Distributors, Inc., the Fund is responsible for all its other expenses, including, without limitation, interest charges, taxes, brokerage commissions, and similar expenses; expenses of issue, sale, repurchase, or redemption of shares; expenses of registering or qualifying shares for sale with the states and the SEC; expenses of printing and distribution of prospectuses to existing shareholders; charges of custodians (including fees as custodian for keeping books and similar services for the Fund), transfer agents (including the printing and mailing of reports and notices to shareholders), registrars, auditing and legal services, and clerical services related to recordkeeping and shareholder relations; printing of stock certificates; fees for directors who are not "interested persons" of the Advisor; expenses of indemnification; extraordinary expenses; and costs of shareholder and director meetings.
   The Advisor permits portfolio managers and other persons who may have access to information about the purchase or sale of securities in the Fund's portfolio ("access persons") to purchase and sell securities for their own accounts, subject to the Advisor's policy governing personal investing. The policy requires access persons to conduct their personal investment activities in a manner that the Advisor believes is not detrimental to the Fund or to the Advisor's other advisory clients. Among other things, the policy requires access persons to obtain preclearance before executing personal trades and prohibits access persons from keeping profits derived from the purchase or sale of the same security within 60 calendar days. See the SAI for more information.

   PORTFOLIO MANAGER. Ms. Karen E. McGrath, a Chartered Financial Analyst with more than 25 years of investment experience, joined the Advisor in October 1995. For two years prior to joining the Advisor, she served as a portfolio manager of equity accounts and President of National Investment Services, Inc. ("NIS"). From January 1990 until December 1993, she served as a portfolio manager of equity accounts and Vice President and Senior Vice President of National Investor Services of America, Inc., a predecessor organization to NIS. Ms. McGrath began her career at Loomis Sayles & Company, Inc., where she worked as a portfolio manager of equity accounts for over 15 years. She received her bachelor's degree in Accounting from Marquette University in 1959. Ms. McGrath has managed the Fund since its inception in ________ 1997.

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                              PROSPECTUS PAGE I-10

TRANSFER AND DIVIDEND-DISBURSING AGENT

   The Advisor, P.O. Box 2936, Milwaukee, Wisconsin 53201, also acts as dividend-disbursing agent and transfer agent for the Fund. The Advisor is compensated for its services based on an annual fee per account plus certain out-of-pocket expenses. The fees received and the services provided as transfer agent and dividend-disbursing agent are in addition to those received and provided under the Advisory Agreement between the Advisor and the Fund.

DISTRIBUTOR

   Strong Funds Distributors, Inc., P.O. Box 2936, Milwaukee, Wisconsin 53201, an indirect subsidiary of the Advisor, acts as distributor of the shares of the Fund.

ORGANIZATION

   SHAREHOLDER RIGHTS. The Fund is a series of Strong Equity Funds, Inc., a Wisconsin corporation that is authorized to issue an indefinite number of shares of common stock and series and classes of series of shares of common stock. Each share of the Fund has one vote, and all shares participate equally in dividends and other capital gains distributions and in the residual assets of the Fund in the event of liquidation. Certificates will be issued for shares held in your account only upon your written request. You will, however, have full shareholder rights whether or not you request certificates. Generally, the Fund will not hold an annual meeting of shareholders unless required by the 1940 Act.

   SHAREHOLDER PRIVILEGES. The shareholders of the Fund may benefit from the privileges described in the "Shareholder Manual" (see Page II-1). However, the Fund reserves the right, at any time and without prior notice, to suspend, limit, modify, or terminate any of these privileges or their use in any manner by any person or class.

DISTRIBUTIONS AND TAXES

   PAYMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS. Unless you choose otherwise, all your dividends and capital gain distributions will be automatically reinvested in additional Fund shares. Or, you may elect to have all your dividends and capital gain distributions from the Fund automatically invested in additional shares of another Strong Fund. Shares are purchased at the net asset value determined on the payment date. If you request in writing that your dividends and other distributions be paid in cash, the Fund will credit your bank account by Electronic Funds Transfer ("EFT") or issue a check to you within five business days of the payment date. You may change your election at

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                              PROSPECTUS PAGE I-11
any time by calling or writing Strong Funds. Strong Funds must receive any such change 7 days (15 days for EFT) prior to a dividend or capital gain distribution payment date in order for the change to be effective for that payment. The policy of the Fund is to pay dividends from net investment income quarterly and to distribute substantially all net realized capital gains and gains from foreign currency transactions annually. The Fund may make additional distributions if necessary to avoid imposition of a 4% excise tax on undistributed income and gains.

   TAX STATUS OF DIVIDENDS AND OTHER DISTRIBUTIONS. You will be subject to federal income tax at ordinary income tax rates on any dividends you receive that are derived from investment company taxable income (consisting generally of net investment income and net short-term capital gain. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), when designated as such by the Fund, are taxable to you as long-term capital gains, regardless of how long you have held your Fund shares. The Fund's distributions are taxable in the year they are paid, whether they are taken in cash or reinvested in additional shares, except that certain distributions declared in the last three months of the year and paid in January are taxable as if paid on December 31.
   If the Fund's distributions exceed its investment company taxable income and net capital gain in any year, as a result of currency-related losses or otherwise, all or a portion of those distributions may be treated as a return of capital to shareholders for tax purposes.

   YEAR-END TAX REPORTING. After the end of each calendar year, you will receive a statement (Form 1099) of the federal income tax status of all dividends and other distributions paid (or deemed paid) during the year.

   SHARES SOLD OR EXCHANGED. Your redemption of Fund shares may result in a taxable gain or loss to you, depending upon whether the redemption proceeds payable to you are more or less than your adjusted cost basis for the redeemed shares. Similar tax consequences generally will result from an exchange of Fund shares for shares of another Strong Fund. If you purchase shares of the Fund within thirty days before or after redeeming shares of the Fund at a loss, a portion or all of that loss will not be deductible and will increase the cost basis of the newly purchased shares. If you redeem shares out of a non-IRA retirement account, you will be subject to withholding for federal income tax purposes unless you transfer the distribution directly to an "eligible retirement plan."

   BUYING A DISTRIBUTION. A distribution paid shortly after you have purchased shares in the Fund will reduce the net asset value of the shares by the amount of the distribution, which nevertheless will be taxable to you even though it represents a return of a portion of your investment.

                             ----------------------

                              PROSPECTUS PAGE I-12

   BACKUP WITHHOLDING. If you are an individual or certain other noncorporate shareholder and do not furnish the Fund with a correct taxpayer identification number, the Fund is required to withhold federal income tax at a rate of 31% (backup withholding) from all dividends, capital gain distributions, and redemption proceeds payable to you. Withholding at that rate from dividends and capital gain distributions payable to you also is required if you otherwise are subject to backup withholding. To avoid backup withholding, you must provide a taxpayer identification number and state that you are not subject to backup withholding due to the underreporting of your income. This certification is included as part of your application. Please complete it when you open your account.

   TAX STATUS OF THE FUND. The Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code and, if so qualified, will not be liable for federal income tax on earnings and gains distributed to its shareholders in a timely manner.
   This section is not intended to be a full discussion of present or proposed federal income tax law and its effects on the Fund and investors therein. See the SAI for a further discussion. There may be other federal, state, or local tax considerations applicable to a particular investor. You are therefore urged to consult your own tax adviser.

PERFORMANCE INFORMATION

   The Fund may advertise a variety of types of performance information, including "average annual total return," "total return," and "cumulative total return." Each of these figures is based upon historical results and does not represent the future performance of the Fund. Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in the Fund assuming the reinvestment of all dividends and other distributions. Total return figures are not annualized and simply represent the aggregate change of the Fund's investments over a specified period of time.

                             ----------------------

                              PROSPECTUS PAGE I-13

                  This page has been left blank intentionally.

                             ----------------------

                              PROSPECTUS PAGE I-14

                               SHAREHOLDER MANUAL

HOW TO BUY SHARES......................  II-1
DETERMINING YOUR SHARE PRICE...........  II-4
HOW TO SELL SHARES.....................  II-5
SHAREHOLDER SERVICES...................  II-8
REGULAR INVESTMENT PLANS...............  II-9
RETIREMENT PLAN SERVICES............... II-11
SPECIAL SITUATIONS..................... II-11

HOW TO BUY SHARES

   All the Strong Funds are 100% no-load, meaning you may purchase, redeem, or exchange shares directly at net asset value without paying a sales charge. Because the Fund's net asset value changes daily, your purchase price will be the next net asset value determined after Strong receives and accepts your purchase order.
   Whether you are opening a new account or adding to an existing one, Strong provides you with several methods to buy the Fund's shares.

                             ----------------------

                              PROSPECTUS PAGE II-1

-----------------------------------------------------------------------------

                       TO OPEN A NEW ACCOUNT
----------------------------------------------------------------------------
MAIL                   BY CHECK
                       - Complete and sign the application. Make your check
                         or money order payable to "Strong Funds."
                       - Mail to Strong Funds, P.O. Box 2936, Milwaukee,
                         Wisconsin 53201. If you're using an express delivery
                         service, send to Strong Funds, 900 Heritage
                         Reserve, Menomonee Falls, Wisconsin 53051.
                       BY EXCHANGE
                       - Call 1-800-368-3863 for instructions on
                         establishing an account with an exchange by mail.
----------------------------------------------------------------------------
TELEPHONE              BY EXCHANGE
                       - Call 1-800-368-3863 to establish a new account by
1-800-368-3863           exchanging funds from an existing Strong Funds
24 HOURS A DAY,          account.
7 DAYS A WEEK          - Sign up for telephone exchange services when you
                         open your account. To add the telephone exchange
                         option to your account, call 1-800-368-3863 for a
                         Telephone Exchange Form.
                       - Please note that your accounts must be identically
                         registered and that you must exchange enough into the
                         new account to meet the minimum initial investment.
                         Or use Strong Direct(SM), Strong Funds' automated
                         telephone response system. Call 1-800-368-7550.
----------------------------------------------------------------------------
IN PERSON              - Stop by our Investor Center in Menomonee Falls,
                         Wisconsin.
                         Call 1-800-368-3863 for hours and directions.
                       - The Investor Center can only accept checks or money
                         orders.
----------------------------------------------------------------------------
WIRE                   Call 1-800-368-3863 for instructions on opening an
                       account by wire.
----------------------------------------------------------------------------
AUTOMATICALLY          USE STRONG'S "NO-MINIMUM INVESTMENT PROGRAM."
                       - If you sign up for Strong's Automatic Investment
                         Plan when you open your account and contribute
                         monthly, Strong Funds will waive the Fund's minimum
                         initial investment (see chart on page II-4).
                       - Complete the Automatic Investment Plan section on
                         the account application.
                       - Mail to the address indicated on the application.
----------------------------------------------------------------------------
BROKER-DEALER          - You may purchase shares in the Fund through a
                         broker-
                         dealer or other institution that may charge a
                         transaction fee.
                       - Strong Funds may only accept requests to purchase
                         shares into a broker-dealer street name account
                         from the broker-dealer.

                             ----------------------

                              PROSPECTUS PAGE II-2

------------------------------------------------------------------------------

                         TO ADD TO AN EXISTING ACCOUNT
--------------------------------------------------------------------------------
BY CHECK
- Complete an Additional Investment Form provided at the bottom of your account statement, or write a note indicating your fund account number and registration. Make your check or money order payable to "Strong Funds."
- Mail to Strong Funds, P.O. Box 2936, Milwaukee, Wisconsin 53201. If you're using an express delivery service, send to Strong Funds, 900 Heritage Reserve, Menomonee Falls, Wisconsin 53051.
BY EXCHANGE
- Call 1-800-368-3863 for instructions on exchanging by mail.
--------------------------------------------------------------------------------

BY EXCHANGE
- Add to an account by exchanging funds from another Strong Funds account.
- Sign up for telephone exchange services when you open your account. To add the telephone exchange option to your account, call 1-800-368-3863 for a Telephone Exchange Form.
- Please note that the accounts must be identically registered and that the minimum exchange is $50 or the balance of your account, whichever is less.
BY TELEPHONE PURCHASE
- Sign up for telephone purchase when you open your account to make additional investments from $50 to $25,000 into your Strong Funds account by telephone. To add this option to your account, call 1-800-368-3863 for a Telephone Purchase Form.
Or use Strong DirectSM, Strong Funds' automated telephone response system. Call 1-800-368-7550.
--------------------------------------------------------------------------------

- Stop by our Investor Center in Menomonee Falls, Wisconsin. Call 1-800-368-3863 for hours and directions.
- The Investor Center can only accept checks or money orders.
--------------------------------------------------------------------------------

Call 1-800-368-3863 for instructions on adding to an account by wire.
--------------------------------------------------------------------------------
USE ONE OF STRONG'S AUTOMATIC INVESTMENT PROGRAMS. Sign up for these services when you open your account, or call 1-800-368-3863 for instructions on how to add them to your existing account.
- AUTOMATIC INVESTMENT PLAN. Make regular, systematic investments (minimum $50) into your Strong Funds account from your bank checking or NOW account. Complete the Automatic Investment Plan section on the account application.
- AUTOMATIC EXCHANGE PLAN. Make regular, systematic exchanges (minimum $50) from one Strong Funds account to another. Call 1-800-368-3863 for an application.
- PAYROLL DIRECT DEPOSIT. Have a specified amount (minimum $50) regularly deducted from your paycheck, social security check, military allotment, or annuity payment invested directly into your Strong Funds account. Call 1-800-368-3863 for an application.
- AUTOMATIC DIVIDEND REINVESTMENT. Unless you choose otherwise, all your dividends and capital gain distributions will be automatically reinvested in additional Fund shares. Or, you may elect to have your dividends and capital gain distributions automatically invested in shares of another Strong Fund.
--------------------------------------------------------------------------------

- You may purchase additional shares in the Fund through a broker-dealer or other institution that may charge a transaction fee.
- Strong Funds may only accept requests to purchase additional shares into a broker-dealer street name account from the broker-dealer.

                             ----------------------

                              PROSPECTUS PAGE II-3

                    WHAT YOU SHOULD KNOW ABOUT BUYING SHARES

- Please make all checks or money orders payable to "Strong Funds."
- We cannot accept third-party checks or checks drawn on banks outside the U.S.
- You will be charged a $20 service fee for each check, wire, or Electronic Funds Transfer ("EFT") purchase that is returned unpaid, and you will be responsible for any resulting losses suffered by the Fund.
- Further documentation may be requested from corporations, executors, administrators, trustees, guardians, agents, or attorneys-in-fact.
- The Fund reserves the right to decline to accept your purchase order upon receipt for any reason.
- Minimum Investment Requirements:
  ----------------------------------------------------------------------------

   To open a regular account...........................................$2,500

   To open an IRA or Defined Contribution account........................$250

   To open an UGMA/UTMA account..........................................$250

   To open a 401(k) or 403(b) retirement account...................No Minimum

   To add to an existing account..........................................$50

   The Fund offers a No-Minimum Investment Plan that waives the minimum initial investment requirements for investors who participate in the Strong Automatic Investment Plan and contribute monthly (described on page II-10). Unless you participate in the Strong No-Minimum Investment Program, please ensure your purchases meet the minimum investment requirements.
   Under certain circumstances (for example, if you discontinue a No-Minimum Investment Program before you reach the Fund's minimum initial investment), the Fund reserves the right to close your account. Before taking such action, the Fund will provide you with written notice and at least 60 days in which to reinstate an investment program or otherwise reach the minimum initial investment required.

DETERMINING YOUR SHARE PRICE

   Generally, when you make any purchases, sales, or exchanges, the price of your shares will be the net asset value ("NAV") next determined after Strong Funds receives your request in proper form. If Strong Funds receives such request prior to the close of the New York Stock Exchange (the "Exchange") on a day on which the Exchange is open, your share price will be the NAV determined that day. The NAV for each Fund is normally determined as of 3:00 p.m. Central Time ("CT") each day the Exchange is open. The Fund reserves the right to change the time at which purchases, redemptions, and exchanges are priced if the Exchange closes at a time other than 3:00 p.m. CT

                             ----------------------

                              PROSPECTUS PAGE II-4
or if an emergency exists. The Fund's NAV is calculated by taking the fair value of the Fund's total assets, subtracting all its liabilities, and dividing by the total number of shares outstanding. Expenses are accrued daily and applied when determining the NAV.
   The Fund's portfolio securities are valued based on market quotations or at fair value as determined by the method selected by the Fund's Board of Directors. Equity securities traded on a national securities exchange or NASDAQ are valued at the last sales price on the national securities exchange or NASDAQ on which such securities are primarily traded. Securities traded on NASDAQ for which there were no transactions on a given day or securities not listed on an exchange or NASDAQ are valued at the average of the most recent bid and asked prices. Other exchange traded securities (generally foreign securities) will be valued based on market quotations.
   Securities quoted in foreign currency are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time the daily NAV per share is determined. Although the Fund values its foreign assets in U.S. dollars on a daily basis, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Foreign currency exchange rates are generally determined prior to the close of trading on the Exchange. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the Exchange. Such events would not normally be reflected in a calculation of the Fund's NAV on that day. If events that materially affect the value of the Fund's foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors.

HOW TO SELL SHARES

   You can access the money in your account at any time by selling (redeeming) some or all of your shares back to the Fund. Once your redemption request is received in proper form, Strong will normally mail you the proceeds the next business day and, in any event, no later than seven days thereafter.
   To redeem shares, you may use any of the methods described in the following chart. However, if you are selling shares in a retirement account, please call 1-800-368-3863 for instructions. Please note that there is a $10.00 fee for closing an IRA or other retirement account or for transferring assets to another custodian. For your protection, certain requests may require a signature guarantee. (See "Special Situations -- Signature Guarantees.")

                             ----------------------

                              PROSPECTUS PAGE II-5

-----------------------------------------------------------------------------

                         TO SELL SHARES
-----------------------------------------------------------------------------
MAIL                     FOR INDIVIDUAL, JOINT TENANT, AND UGMA/UTMA ACCOUNTS
For your protection      - Write a "letter of instruction" that includes the
certain redemption         following information: your account number, the
requests may require a     dollar amount or number of shares you wish to
signature guarantee. See   redeem, each owner's name, your street address, and
"Special Situations --     the signature of each owner as it appears on the
Signature Guarantees."     account.
                         - Mail to Strong Funds, P.O. Box 2936, Milwaukee,
                           Wisconsin 53201. If you're using an express delivery
                           service, send to 900 Heritage Reserve, Menomonee
                           Falls, Wisconsin 53051.
                         FOR TRUST ACCOUNTS
                         - Same as above. Please ensure that all trustees sign
                           the letter of instruction.
                         FOR OTHER REGISTRATIONS
                         - Call 1-800-368-3863 for instructions.
-----------------------------------------------------------------------------
TELEPHONE                Sign up for telephone redemption services when you
                         open
1-800-368-3863           your account by checking the "Yes" box in the
24 HOURS A DAY,          appropriate section of the account application. To
7 DAYS A WEEK            add the telephone redemption option to your account,
                         call 1-800-368-3863 for a Telephone Redemption Form.
                         Once the telephone redemption option is in place, you
                         may sell shares by phone and arrange to receive the
                         proceeds in one of three ways:
                         TO RECEIVE A CHECK BY MAIL
                         - At no charge, we will mail a check to the address
                           to which your account is registered.
                         TO DEPOSIT BY EFT
                         - At no charge, we will transmit the proceeds by
                           Electronic Funds Transfer (EFT) to a pre-authorized
                           bank account. Usually, the funds will arrive at
                           your bank two banking days after we process your
                           redemption.
                         TO DEPOSIT BY WIRE
                         - For a $10 fee, we will transmit the proceeds by
                           wire to a pre-authorized bank account. Usually, the
                           funds will arrive at your bank the next banking day
                           after we process your redemption.
                           You may also use Strong DirectSM, Strong Funds'
                           automated telephone response system. Call
                           1-800-368-7550.
-----------------------------------------------------------------------------
AUTOMATICALLY            You can set up automatic withdrawals from your
                         account at
                         regular intervals. To establish the Systematic
                         Withdrawal Plan, request a form by calling
                         1-800-368-3863.
-----------------------------------------------------------------------------
BROKER-DEALER            You may also redeem shares through broker-dealers or
                         financial intermediaries who may charge a commission
                         or other transaction fee.

                             ----------------------

                              PROSPECTUS PAGE II-6

                   WHAT YOU SHOULD KNOW ABOUT SELLING SHARES

- If you have recently purchased shares, please be aware that your redemption request may not be honored until the purchase check has cleared your bank, which generally occurs within ten calendar days.
- You will be charged a $10 service fee for a stop-payment and replacement of a redemption or dividend check.
- The right of redemption may be suspended during any period in which (i) trading on the Exchange is restricted, as determined by the SEC, or the Exchange is closed for other than weekends and holidays; (ii) the SEC has permitted such suspension by order; or (iii) an emergency as determined by the SEC exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.
- If you are selling shares you hold in certificate form, you must submit the certificates with your redemption request. Each registered owner must endorse the certificates and all signatures must be guaranteed.
- Further documentation may be requested from corporations, executors, administrators, trustees, guardians, agents, or attorneys-in-fact.

                              REDEMPTIONS IN KIND

   If the Advisor determines that existing conditions make cash payments undesirable, redemption payments (including the satisfaction of redemption checks) may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for the Fund's shares. Shareholders receiving securities or other financial assets on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.

                WHAT YOU SHOULD KNOW ABOUT TELEPHONE REDEMPTIONS

- The Fund reserves the right to refuse a telephone redemption if they believe it advisable to do so.
- Once you place your telephone redemption request, it cannot be canceled or modified.
- Investors will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided that the Fund reasonably believes that such instructions are genuine. The Fund and its transfer agent employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund may incur liability if it does not follow these procedures.
- Because of increased telephone volume, you may experience difficulty in implementing a telephone redemption during periods of dramatic economic or market changes. In these situations, investors may want to consider using Strong Direct, our automated telephone system, to effect such a transaction by calling 1-800-368-7550.

                             ----------------------

                              PROSPECTUS PAGE II-7

SHAREHOLDER SERVICES

                              INFORMATION SERVICES

   24-HOUR ASSISTANCE. Strong Funds has registered representatives available to help you 24 hours a day, 7 days a week. Call 1-414-359-1400 or toll-free 1-800-368-3863. You may also write to Strong Funds at the address on the cover of this Prospectus, or e-mail us at service@strong-funds.com.

   STRONG DIRECTSM AUTOMATED TELEPHONE SYSTEM. Also available 24 hours a day, the Strong DirectSM automated response system enables you to use a touch-tone phone to hear fund quotes and returns on any Strong Fund. You may also confirm account balances, hear records of recent transactions and dividend activity (1-800-368-5550), and perform purchases, exchanges or redemptions among your existing Strong accounts (1-800-368-7550). You may also perform an exchange to open a new Strong account provided that your account has the telephone exchange option. Please note that your accounts must be identically registered and you must exchange enough into the new account to meet the minimum initial investment. Your account information is protected by a personal code that you establish.

   STRONG NETDIRECT. Available 24 hours a day from your personal computer, Strong netDirect allows you to use the Internet to access your Strong Funds account information. You may access specific account history, view current account balances, obtain recent dividend activity, and perform purchases, exchanges, or redemptions among your existing Strong accounts.
   To register for netDirect, please visit our website at http://www.strong-funds.com. Your account information is protected by a personal password and Internet encryption technology. For more information on this service, please call 1-800-359-3379 or e-mail us at service@strong-funds.com.

   STATEMENTS AND REPORTS. At a minimum, the Fund will confirm all transactions for your account on a quarterly basis. We recommend that you file each quarterly statement - and, especially, each calendar year-end statement - with your other important financial papers, since you may need to refer to them at a later date for tax purposes. Should you need additional copies of previous statements, you may order confirmation statements for the current and preceding year at no charge. Statements for earlier years are available for $10 each. Call 1-800-368-3863 to order past statements.
   Each year, you will also receive a statement confirming the tax status of any distributions paid to you, as well as a semi-annual report and an annual report containing audited financial statements.
   To reduce the volume of mail you receive, only one copy of certain materials, such as prospectuses and shareholder reports, is mailed to your

                             ----------------------

                              PROSPECTUS PAGE II-8
household. Call 1-800-368-3863 if you wish to receive additional copies, free of charge.
   More complete information regarding the Fund's investment policies and services is contained in its SAI, which you may request by calling or writing Strong Funds at the phone number and address on the cover of this Prospectus.

   CHANGING YOUR ACCOUNT INFORMATION. So that you continue receiving your Strong correspondence, including any dividend checks and statements, please notify us in writing as soon as possible if your address changes. You may use the Additional Investment Form at the bottom of your confirmation statement, or simply write us a letter of instruction that contains the following information:
      1. a written request to change the address,
      2. the account number(s) for which the address is to be changed,
      3. the new address, and
      4. the signatures of all owners of the accounts.
   Please send your request to the address on the cover of this Prospectus. Changes to your accounts' registration - such as adding or removing a joint owner, changing an owner's name, or changing the type of your account - must also be submitted in writing. Please call 1-800-368-3863 for instructions. For your protection, some requests may require a signature guarantee.

                              TRANSACTION SERVICES

   EXCHANGE PRIVILEGE. You may exchange shares between identically registered Strong Funds accounts, either in writing or by telephone. By establishing the telephone exchange services, you authorize the Fund and its agents to act upon your instruction by telephone to exchange shares from any account you specify. For tax purposes, an exchange is considered a sale and a purchase. Please obtain and read the appropriate prospectus before investing in any of the Strong Funds. Since an excessive number of exchanges may be detrimental to the Fund, the Fund reserves the right to discontinue the exchange privilege of any shareholder who makes more than five exchanges in a year or three exchanges in a calendar quarter.

REGULAR INVESTMENT PLANS

   Strong Funds' Automatic Investment Plan, Payroll Direct Deposit Plan, and Automatic Exchange Plan, all discussed below, are methods of implementing DOLLAR COST AVERAGING. Dollar cost averaging is an investment strategy that involves investing a fixed amount of money at regular time intervals. By always investing the same set amount, you will be purchasing more shares when the price is low and fewer shares when the price is high. Ultimately, by using this principle in conjunction with fluctuations in share price, your average cost per

                             ----------------------

                              PROSPECTUS PAGE II-9
share may be less than your average transaction price. A program of regular investment cannot ensure a profit or protect against a loss during declining markets. Since such a program involves continuous investment regardless of fluctuating share values, you should consider your ability to continue the program through periods of both low and high share-price levels.

   AUTOMATIC INVESTMENT PLAN. The Automatic Investment Plan allows you to make regular, systematic investments in the Fund from your bank checking or NOW account. You may choose to make investments on any day of the month in amounts of $50 or more. You can set up the Automatic Investment Plan with any financial institution that is a member of the Automated Clearing House. Because the Fund has the right to close an investor's account for failure to reach the minimum initial investment, please consider your ability to continue this Plan until you reach the minimum initial investment. To establish the Plan, complete the Automatic Investment Plan section on the account application, or call 1-800-368-3863 for an application.

   PAYROLL DIRECT DEPOSIT PLAN. Once you meet the Fund's minimum initial investment requirement, you may purchase additional Fund shares through the Payroll Direct Deposit Plan. Through this Plan, periodic investments (minimum $50) are made automatically from your payroll check into your existing Fund account. By enrolling in the Plan, you authorize your employer or its agents to deposit a specified amount from your payroll check into the Fund's bank account. In most cases, your Fund account will be credited the day after the amount is received by the Fund's bank. In order to participate in the Plan, your employer must have direct deposit capabilities through the Automated Clearing House available to its employees. The Plan may be used for other direct deposits, such as social security checks, military allotments, and annuity payments.
   To establish a Direct Deposit for your account, call 1-800-368-3863 to request a form. Once the Plan is established, you may alter the amount of the deposit, alter the frequency of the deposit, or terminate your participation in the program by notifying your employer.

   AUTOMATIC EXCHANGE PLAN. The Automatic Exchange Plan allows you to make regular, systematic exchanges (minimum $50) from one Strong Funds account into another Strong Funds account. By setting up the Plan, you authorize the Fund and its agents to redeem a set dollar amount or number of shares from the first account and purchase shares of a second Strong Fund. In addition, you authorize the Fund and its agents to accept telephone instructions to change the dollar amount and frequency of the exchange. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in a capital gain or loss. To establish the Plan, request a form by calling 1-800-368-3863.

                            -----------------------

                              PROSPECTUS PAGE II-10

   To participate in the Automatic Exchange Plan, you must have an initial account balance of $2,500 in the first account and at least the minimum initial investment in the second account. Exchanges may be made on any day or days of your choice. If the amount remaining in the first account is less than the exchange amount you requested, then the remaining amount will be exchanged. At such time as the first account has a zero balance, your participation in the Plan will be terminated. You may also terminate the Plan at any time by calling or writing to the Fund. Once participation in the Plan has been terminated for any reason, to reinstate the Plan you must do so in writing; simply investing additional funds will not reinstate the Plan.

   SYSTEMATIC WITHDRAWAL PLAN. You can set up automatic withdrawals from your account at regular intervals. To begin distributions, you must have an initial balance of $5,000 in your account and withdraw at least $50 per payment. To establish the Systematic Withdrawal Plan, request a form by calling 1-800-368-3863. Depending upon the size of the account and the withdrawals requested (and fluctuations in net asset value of the shares redeemed), redemptions for the purpose of satisfying such withdrawals may reduce or even exhaust the account. If the amount remaining in the account is not sufficient to meet a Plan payment, the remaining amount will be redeemed and the Plan will be terminated.

RETIREMENT PLAN SERVICES

   We offer a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs or SEP-IRAs for a one-person business, call 1-800-368-3863. If you are interested in opening a 401(k) or other company-sponsored retirement plan (Simples, SEP plans, Keoghs, 403(b)(7) plans, pension and profit sharing plans), call 1-800-368-0805 and a Strong Retirement Plan Specialist will help you determine which retirement plan would be best for your company. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

SPECIAL SITUATIONS

   POWER OF ATTORNEY. If you are investing as attorney-in-fact for another person, please complete the account application in the name of such person and sign the back of the application in the following form: "[applicant's name] by [your name], attorney-in-fact." To avoid having to file an affidavit prior to each transaction, please complete the Power of Attorney form available from Strong Funds at 1-800-368-3863. However, if you would like to use your own power of attorney form, please call the same number for instructions.

   CORPORATIONS AND TRUSTS. If you are investing for a corporation, please include with your account application a certified copy of your corporate resolution

                            -----------------------

                              PROSPECTUS PAGE II-11
indicating which officers are authorized to act on behalf of the corporation. As an alternative, you may complete a Certification of Authorized Individuals, which can be obtained from the Fund. Until a valid corporate resolution or Certification of Authorized Individuals form is received by the Fund, services such as telephone and wire redemption will not be established.
   If you are investing as a trustee, please include the date of the trust. All trustees must sign the application. If they do not, services such as telephone and wire redemption will not be established. All trustees must sign redemption requests unless proper documentation to the contrary is provided to the Fund. Failure to provide these documents or signatures as required when you invest may result in delays in processing redemption requests.

   FINANCIAL INTERMEDIARIES. Broker-dealers, financial institutions, and other financial intermediaries that have entered into agreements with the Distributor may enter purchase or redemption orders on behalf of their customers. If you purchase or redeem shares of the Fund through a financial intermediary, certain features of the Fund relating to such transactions may not be available or may be modified in accordance with the terms of the intermediaries' agreement with the Distributor. In addition, certain operational policies of the Fund, including those related to settlement and dividend accrual, may vary from those applicable to direct shareholders of the Fund and may vary among intermediaries. We urge you to consult your financial intermediary for more information regarding these matters. In addition, the Fund may pay, directly or indirectly through arrangements with the Advisor, amounts to financial intermediaries that provide transfer agent and/or other administrative services relating to the Fund to their customers provided, however, that the Fund will not pay more for these services through intermediary relationships than it would if the intermediaries' customers were direct shareholders in the Fund. Certain financial intermediaries may charge a commission or other transaction fee for their services. You will not be charged for such fees if you purchase or redeem your Fund shares directly from the Fund without the intervention of a financial intermediary.

   SIGNATURE GUARANTEES. A signature guarantee is designed to protect you and the Fund against fraudulent transactions by unauthorized persons. In the following instances, the Fund will require a signature guarantee for all authorized owners of an account:

- when you add the telephone redemption option to your existing account;
- if you transfer the ownership of your account to another individual or organization;
- when you submit a written redemption request for more than $25,000;
- when you request to redeem or redeposit shares that have been issued in certificate form;
- if you open an account and later decide that you want certificates;

                            -----------------------

                              PROSPECTUS PAGE II-12

- when you request that redemption proceeds be sent to a different name or address than is registered on your account;
- if you add/change your name or add/remove an owner on your account; and
- if you add/change the beneficiary on your transfer-on-death account.

   A signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms, and financial intermediaries. PLEASE NOTE THAT A NOTARY PUBLIC STAMP OR SEAL IS NOT ACCEPTABLE.

                            -----------------------

                              PROSPECTUS PAGE II-13

                                     NOTES

                                     NOTES

                      STATEMENT OF ADDITIONAL INFORMATION



                           STRONG BLUE CHIP 100 FUND
                                 P.O. Box 2936
                           Milwaukee, Wisconsin 53201
                           Telephone:  (414) 359-1400
                           Toll-Free:  (800) 368-3863



     This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus of Strong Blue Chip 100 Fund (the "Fund"), which is a series of Strong Conservative Equity Funds, Inc., dated ________, 1997. Requests for copies of the Prospectus should be made by calling one of the numbers listed above.






















      This Statement of Additional Information is dated __________, 1997.

                           STRONG BLUE CHIP 100 FUND


TABLE OF CONTENTS                                                  PAGE

INVESTMENT RESTRICTIONS..........................................   3
INVESTMENT POLICIES AND TECHNIQUES...............................   4
  Borrowing......................................................   5
  Convertible Securities.........................................   5
  Debt Obligations...............................................   5
  Derivative Instruments.........................................   6
  Illiquid Securities............................................  11
  Lending of Portfolio Securities................................  12
  Repurchase Agreements..........................................  13
  Temporary Defensive Position...................................  13
  Warrants.......................................................  13
  Zero-Coupon, Step-Coupon and Pay-in-Kind Securities............  13
DIRECTORS AND OFFICERS OF THE FUND...............................  14
PRINCIPAL SHAREHOLDERS...........................................  16
INVESTMENT ADVISOR AND DISTRIBUTOR...............................  17
PORTFOLIO TRANSACTIONS AND BROKERAGE.............................  19
CUSTODIAN........................................................  21
TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT.....................  21
TAXES............................................................  22
DETERMINATION OF NET ASSET VALUE.................................  24
ADDITIONAL SHAREHOLDER INFORMATION...............................  24
FUND ORGANIZATION................................................  25
SHAREHOLDER MEETINGS.............................................  26
PERFORMANCE INFORMATION..........................................  26
GENERAL INFORMATION..............................................  31
PORTFOLIO MANAGEMENT.............................................  33
INDEPENDENT ACCOUNTANTS..........................................  33
LEGAL COUNSEL....................................................  33
APPENDIX......................................................... A-1


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     No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated __________, 1997 and, if given or made, such information or representations may not be relied upon as having been authorized by the Fund.

This Statement of Additional Information does not constitute an offer to sell securities.

                            INVESTMENT RESTRICTIONS

     The investment objective of the Fund is to seek total return by investing for both capital growth and income. The Fund's investment objective and policies are described in detail in the Prospectus under the caption "Investment Objective and Policies." The following are the Fund's fundamental investment limitations which cannot be changed without shareholder approval.

The Fund :

1. May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2. May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940 (the "1940 Act") which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The Fund may also borrow money from the other Strong Funds or other persons to the extent permitted by applicable law.

3.   May not issue senior securities, except as permitted under the 1940 Act.

4. May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

6. May not make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

7. May not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

9. May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Fund.

     The following are the Fund's non-fundamental operating policies which may be changed by the Board of Directors of the Fund without shareholder approval.

The Fund may not:

1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3. Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

5. Invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions and policies as the Fund.

6. Engage in futures or options on futures transactions which are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act and, in accordance with Rule 4.5, will use futures or options on futures transactions solely for bona fide hedging transactions (within the meaning of the Commodity Exchange Act), provided, however, that the Fund may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options positions are in the money (within the meaning of the Commodity Exchange
     Act), do not exceed 5% of the Fund's net assets.

7. Borrow money except (i) from banks or (ii) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

8.   Make any loans other than loans of portfolio securities, except through
     (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

     Except for the fundamental investment limitations listed above and the Fund's investment objective, the other investment policies described in the Prospectus and this Statement of Additional Information are not fundamental and may be changed with approval of the Fund's Board of Directors. Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund's assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction.

                       INVESTMENT POLICIES AND TECHNIQUES

     The following information supplements the discussion of the Fund's investment objective, policies and techniques that are described in detail in the Prospectus under the captions "Investment Objective and Policies" and "Implementation of Policies and Risks."

BORROWING

     The Fund may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act which may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements) as discussed under "Investment Restrictions." However, the Fund may not purchase securities when bank borrowings exceed 5% of the Fund's total assets. Presently, the Fund only intends to borrow from banks for temporary or emergency purposes.

     The Fund has established a line-of-credit (LOC) with certain banks by which the Fund may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by the Fund within sixty days and is not extended or renewed. The Fund intends to use the LOC to meet large or unexpected redemptions that would otherwise force the Fund to liquidate securities under circumstances which are unfavorable to the Fund's remaining shareholders. The Fund pays a commitment fee to the banks for the LOC.

CONVERTIBLE SECURITIES

     The Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

     The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

     A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

DEBT OBLIGATIONS

     The Fund may invest a portion of its assets in debt obligations. Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call such securities during periods of falling interest rates and the Fund may have to replace such securities with lower yielding securities, which could result in a lower return for the Fund.

     PRICE VOLATILITY. The market value of debt obligations is affected primarily by changes in prevailing interest rates. The market value of a debt obligation generally reacts inversely to interest-rate changes, meaning, when prevailing interest rates decline, an obligation's price usually rises, and when prevailing interest rates rise, an obligation's price usually declines.

     MATURITY. In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. Commercial paper is generally considered the shortest form of debt obligation.

     CREDIT QUALITY. The values of debt obligations may also be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings.

     In conducting its credit research and analysis, the Advisor considers both qualitative and quantitative factors to evaluate the creditworthiness of individual issuers. The Advisor also relies, in part, on credit ratings compiled by a number of Nationally Recognized Statistical Rating Organizations ("NRSROs"). Refer to the Appendix for a discussion of securities ratings.

DERIVATIVE INSTRUMENTS

     IN GENERAL. The Fund may use derivative instruments for any lawful purpose consistent with the Fund's investment objective such as hedging or managing risk. Derivative instruments are commonly defined to include securities or contracts whose values depend on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities. These "other assets" are commonly referred to as "underlying assets."

     A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and by applying these structures to a wide range of underlying assets.

     An option is a contract in which the "holder" (the buyer) pays a certain amount (the "premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative generally will receive fees or premiums but generally is exposed to losses due to changes in the value of the underlying asset.

     A forward is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.

     HEDGING. The Fund may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or are anticipated to be held in, the Fund's portfolio. Derivatives may also be used by the Fund to "lock-in" the Fund's realized but unrecognized gains in the value of its portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

     MANAGING RISK. The Fund may also use derivative instruments to manage the risks of the Fund's portfolio. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations in the Fund's portfolio, establishing a position in the derivatives markets as a substitute for buying or selling certain securities, or creating or altering exposure to certain asset classes, such as equity, debt, and foreign securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way for the Fund to invest than "traditional" securities (i.e., stocks or bonds) would.

     EXCHANGE OR OTC DERIVATIVES. Derivative instruments may be exchange-traded or traded in OTC transactions between private parties. Exchange-traded derivatives are standardized options and futures contracts traded in an auction on the floor of a regulated exchange. Exchange contracts are generally very liquid. The exchange clearinghouse is the counterparty of every contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. Over-the-counter transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

     RISKS AND SPECIAL CONSIDERATIONS. The use of derivative instruments involves risks and special considerations as described below. Risks pertaining to particular derivative instruments are described in the sections that follow.

     (1) MARKET RISK. The primary risk of derivatives is the same as the risk of the underlying assets, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly Strong Capital Management, Inc.'s (the "Advisor") ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. The Advisor's decision to engage in a derivative instrument will reflect the Advisor's judgment that the derivative transaction will provide value to the Fund and its shareholders and is consistent with the Fund's objective, investment limitations, and operating policies. In making such a judgment, the Advisor will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Fund's entire portfolio and investment objective.

     (2) CREDIT RISK. The Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses to the Fund. The Fund will enter into transactions in derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract.

     (3) CORRELATION RISK. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of a derivative instruments used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

     (4) LIQUIDITY RISK. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirement to maintain assets as "cover," maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund was unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired, matured, or was closed out. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

     (5) LEGAL RISK. Legal risk is the risk of loss caused by the legal unenforcibility of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

     (6) SYSTEMIC OR "INTERCONNECTION" RISK. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses at other dealers and destabilize the entire market for OTC derivative instruments.

     GENERAL LIMITATIONS. The use of derivative instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several options and futures exchanges upon which they may be traded, the Commodity Futures Trading Commission ("CFTC"), and various state regulatory authorities. In addition, the Fund's ability to use derivative instruments may be limited by certain tax considerations. For a discussion of the federal income tax treatment of the Fund's derivative instruments, see "Taxes - Derivative Instruments."

     The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. In accordance with Rule 4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the notice of eligibility for the Fund includes representations that the Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations, provided that the Fund may hold other positions in futures contracts and related options that do not qualify as a bona fide hedging position if the aggregate initial margin deposits and premiums required to establish these positions, less the amount by which any such futures contracts and related options positions are "in the money," do not exceed 5% of the Fund's net assets. Adherence to these guidelines does not limit the Fund's risk to 5% of the Fund's assets.

     The SEC has identified certain trading practices involving derivative instruments that involve the potential for leveraging the Fund's assets in a manner that raises issues under the 1940 Act. In order to limit the potential for the leveraging of the Fund's assets, as defined under the 1940 Act, the SEC has stated that the Fund may use coverage or the segregation of the Fund's assets. To the extent required by SEC guidelines, the Fund will not enter into any such transactions unless it owns either: (i) an offsetting ("covered") position in securities, options, futures, or derivative instruments; or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations to the extent that the position is not "covered". The Fund will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the derivative position is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     In some cases the Fund may be required to maintain or limit exposure to a specified percentage of its assets to a particular asset class. In such cases, when the Fund uses a derivative instrument to increase or decrease exposure to an asset class and is required by applicable SEC guidelines to set aside liquid assets in a segregated account to secure its obligations under the derivative instruments, the Advisor may, where reasonable in light of the circumstances, measure compliance with the applicable percentage by reference to the nature of the economic exposure created through the use of the derivative instrument and not by reference to the nature of the exposure arising from the liquid assets set aside in the segregated account (unless another interpretation is specified by applicable regulatory requirements).

     OPTIONS. The Fund may use options for any lawful purpose consistent with the Fund's investment objective such as hedging or managing risk. An option is a contract in which the "holder" (the buyer) pays a certain amount (the "premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price (the "strike price" or "exercise price") at or before a certain time (the "expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. The Fund may buy or write (sell) put and call options on assets, such as securities, currencies, commodities, and indices of debt and equity securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position. Options used by the Fund may include European, American, and Bermuda style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exercisable prior to maturity, it is an "American" option. If it is exercisable only at certain times, it is a "Bermuda" option.

     The Fund may purchase (buy) and write (sell) put and call options underlying assets and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by the Fund would be considered illiquid to the extent described under "Investment Policies and Techniques -- Illiquid Securities." Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.

     The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

     The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

     The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and the other party to the transaction ("counter party") (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counter party to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

     The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counter party, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with counter parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counter party, the Fund might be unable to close out an OTC option position at any time prior to its expiration. If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.

     The Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market in general.

     The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

     FUTURES CONTRACTS. The Fund may use futures contracts for any lawful purpose consistent with the Fund's investment objective such as hedging or managing risk. The Fund may enter into futures contracts, including interest rate, index, and currency futures. The Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Fund's hedging may include purchases of futures as an offset against the effect of expected increases in currency exchange rates and securities prices and sales of futures as an offset against the effect of expected declines in currency exchange rates and securities prices. The Fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when the Advisor believes it is more advantageous to the Fund than is purchasing the futures contract.

     To the extent required by regulatory authorities, the Fund only enters into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated under the CEA by the CFTC. Although techniques other than sales and purchases of futures contracts could be used to the a Fund's exposure to market, currency, or interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

     An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

     No price is paid by the Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash and/or other appropriate liquid assets in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If the Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

     ADDITIONAL DERIVATIVE INSTRUMENTS AND STRATEGIES. In addition to the derivative instruments and strategies described above, the Advisor expects to discover additional derivative instruments and other hedging or risk management techniques. The Advisor may utilize these new derivative instruments and techniques to the extent that they are consistent with the Fund's investment objective and permitted by the Fund's investment limitations, operating policies, and applicable regulatory authorities.

ILLIQUID SECURITIES

     The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). However, the Fund will not acquire illiquid securities if, as a result, they would comprise more than 15% of the value of the Fund's net assets (or such other amounts as may be permitted under the 1940 Act). However, as a matter of internal policy, the Advisor intends to limit the Fund's investments in illiquid securities to 10% of its net assets.

     The Board of Directors of the Fund, or its delegate, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are illiquid for purposes of this limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), such as securities that may be resold to institutional investors under Rule 144A under the Securities Act and Section 4(2) commercial paper may be considered liquid under guidelines adopted by the Fund's Board of Directors.

     The Board of Directors of the Fund has delegated to the Advisor the day-to-day determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations. The Board of Directors has directed the Advisor to look to such factors as (i) the frequency of trades or quotes for a security, (ii) the number of dealers willing to purchase or sell the security and number of potential buyers, (iii) the willingness of dealers to undertake to make a market in the security, (iv) the nature of the security and nature of the marketplace trades, such as the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer, (v) the likelihood that the security's marketability will be maintained throughout the anticipated holding period, and (vi) any other relevant factors. The Advisor may determine 4(2) commercial paper to be liquid if (i) the 4(2) commercial paper is not traded flat or in default as to principal and interest, (ii) the 4(2) commercial paper is rated in one of the two highest rating categories by at least two nationally rated statistical rating organizations ("NRSRO"), or if only one NRSRO rates the security, by that NRSRO, or is determined by the Advisor to be of equivalent quality, and
(iii) the Advisor considers the trading market for the specific security taking into account all relevant factors. With respect to the Fund's foreign holdings, a foreign security may be considered liquid by the Advisor (despite its restricted nature under the Securities Act) if the security can be freely traded in a foreign securities market and all the facts and circumstances support a finding of liquidity.

     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors of the Fund. If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable (except for 144A Securities and 4(2) commercial paper deemed to be liquid by the Advisor), the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

     The Fund may sell over-the-counter ("OTC") options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

LENDING OF PORTFOLIO SECURITIES

     The Fund is authorized to lend up to 33 1/3% of the total value of its portfolio securities to broker-dealers or institutional investors that the Advisor deems qualified, but only when the borrower maintains with the Fund's custodian bank collateral either in cash or money market instruments in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. Although the Fund is authorized to lend, the Fund does not presently intend to engage in lending. In determining whether to lend securities to a particular broker-dealer or institutional investor, the Advisor will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any loans at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The

Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Fund will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in a Fund's interest.

REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement, thereby, determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Advisor will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate those risks. The Fund may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

TEMPORARY DEFENSIVE POSITION

     When the Advisor determines that market conditions warrant a temporary defensive position, the Fund may invest without limitation in cash and short-term fixed income securities, including U.S. government securities, commercial paper, banker's acceptances, certificates of deposit, and time deposits.

WARRANTS

     The Fund may acquire warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

ZERO-COUPON, STEP-COUPON AND PAY-IN-KIND SECURITIES

     The Fund may invest in zero-coupon, step-coupon, and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon, and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accruing that year. In order to continue to qualify as a "regulated investment company" under the Internal Revenue Code and avoid a certain excise tax, the Fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

                       DIRECTORS AND OFFICERS OF THE FUND

     Directors and officers of the Fund, together with information as to their principal business occupations during the last five years, and other information are shown below. Each director who is deemed an "interested person," as defined in the 1940 Act, is indicated by an asterisk (*). Each officer and director holds the same position with 25 registered open-end management investment companies consisting of 38 mutual funds (the "Strong Funds"). The Strong Funds, in the aggregate, pays each Director who is not a director, officer, or employee of the Advisor, or any affiliated company (a "disinterested director") an annual fee of $50,000, plus $100 per Board meeting for each Strong Fund. In addition, each disinterested director is reimbursed by the Strong Funds for travel and other expenses incurred in connection with attendance at such meetings. Other officers and directors of the Strong Funds receive no compensation or expense reimbursement from the Strong Funds.

*RICHARD S. STRONG (DOB 5/12/42), Chairman of the Board and Director of the
Fund.

     Prior to August 1985, Mr. Strong was Chief Executive Officer of the Advisor, which he founded in 1974. Since August 1985, Mr. Strong has been a Security Analyst and Portfolio Manager of the Advisor. In October 1991, Mr. Strong also became the Chairman of the Advisor. Mr. Strong is a director of the Advisor. Mr. Strong has been in the investment management business since 1967. Mr. Strong has served the Fund as a director and Chairman of the Board since ___________.

MARVIN E. NEVINS (DOB 7/9/18), Director of the Fund.

     Private Investor. From 1945 to 1980, Mr. Nevins was Chairman of Wisconsin Centrifugal Inc., a foundry. From July 1983 to December 1986, he was Chairman of General Casting Corp., Waukesha, Wisconsin, a foundry. Mr. Nevins is a former Chairman of the Wisconsin Association of Manufacturers & Commerce. He was also a regent of the Milwaukee School of Engineering and a member of the Board of Trustees of the Medical College of Wisconsin. Mr. Nevins has served the Fund as a director since _____________.

WILLIE D. DAVIS (DOB 7/24/34), Director of the Fund.

     Mr. Davis has been director of Alliance Bank since 1980, Sara Lee Corporation (a food/consumer products company) since 1983, KMart Corporation (a discount consumer products company) since 1985, YMCA Metropolitan - Los Angeles since 1985, Dow Chemical Company since 1988, MGM Grand, Inc. (an entertainment/hotel company) since 1990, WICOR, Inc. (a utility company) since 1990, Johnson Controls, Inc. (an industrial company) since 1992, L.A. Gear (a footwear/sportswear company) since 1992, and Rally's Hamburger, Inc. since 1994. Mr. Davis has been a trustee of the University of Chicago since 1980, Marquette University since 1988, and Occidental College since 1990. Since 1977, Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. Mr. Davis was a director of the Fireman's Fund (an insurance company) from 1975 until 1990. Mr. Davis has served the Fund as a director since ____________.

*JOHN DRAGISIC (DOB 11/26/40), President and Director of the Fund.

     Mr. Dragisic has been President of the Advisor since October 1995, and a director of the Advisor since July 1994. Mr. Dragisic previously served as a director of Opportunity, Growth, Common Stock, and Discovery Funds between 1991 and 1994, and as Vice Chairman of the Funds from July 1994 until October 1995. Mr. Dragisic was the President and Chief Executive Officer of Grunau Company, Inc. (a mechanical contracting and engineering firm), Milwaukee, Wisconsin from 1987 until July 1994. From 1981 to 1987, he was an Executive Vice President with Grunau Company, Inc. From 1969 until 1973, Mr. Dragisic worked for the InterAmerican Development Bank. Mr. Dragisic received his Ph.D. in Economics in 1971 from the University of Wisconsin - Madison and his B.A. degree in Economics in 1962 from Lake Forest College. Mr. Dragisic has served the Fund as a director and President since ____________.

STANLEY KRITZIK (DOB 1/9/30), Director of the Fund.

     Mr. Kritzik has been a Partner of Metropolitan Associates since 1962, a Director of Aurora Health Care since 1987, and Health Network Ventures, Inc. since 1992. Mr. Kritzik has served the Fund as a director since ___________.

WILLIAM F. VOGT (DOB 7/19/47), Director of the Fund.

     Mr. Vogt has been the President of Vogt Management Consulting, Inc. since 1990. From 1982 until 1990, he served as Executive Director of University Physicians of the University of Colorado. Mr. Vogt is the Past President of the Medical Group Management Association and a Fellow of the American College of Medical Practice Executives. Mr. Vogt has served the Fund as a director since ___________.

LAWRENCE A. TOTSKY (DOB 5/6/59), C.P.A., Vice President of the Fund.

     Mr. Totsky has been Senior Vice President of the Advisor since September 1994. Mr. Totsky served as Vice President of the Advisor from December 1992 to September 1994. Mr. Totsky acted as the Advisor's Manager of Shareholder Accounting and Compliance from June 1987 to June 1991 when he was named Director of Mutual Fund Administration. Mr. Totsky has served the Fund as a Vice President since ___________.

THOMAS P. LEMKE (DOB 7/30/54), Vice President of the Fund.

     Mr. Lemke has been Senior Vice President, Secretary, and General Counsel of the Advisor since September 1994. For two years prior to joining the Advisor, Mr. Lemke acted as Resident Counsel for Funds Management at J.P. Morgan & Co., Inc. From February 1989 until April 1992, Mr. Lemke acted as Associate General Counsel to Sanford C. Bernstein Co., Inc. For two years prior to that, Mr. Lemke was Of Counsel at the Washington, D.C. law firm of Tew Jorden & Schulte, a successor of Finley, Kumble & Wagner. From August 1979 until December 1986, Mr. Lemke worked at the Securities and Exchange Commission, most notably as the Chief Counsel to the Division of Investment Management (November 1984 - December 1986), and as Special Counsel to the Office of Insurance Products, Division of Investment Management (April 1982 - October 1984). Mr. Lemke has served the Fund as a Vice President since
____________.

STEPHEN J. SHENKENBERG (DOB  6/14/58), Vice President and Secretary of the
Fund.

     Mr. Shenkenberg has been Deputy General Counsel to the Advisor since November 1996. From December 1992 until November 1996, Mr. Shenkenberg acted as Associate Counsel to the Advisor. From June 1987 until December 1992, Mr. Shenkenberg was an attorney for Godfrey & Kahn, S.C., a Milwaukee law firm. Mr. Shenkenberg has served the Fund as a Vice President and as Secretary since
___________.

JOHN S. WEITZER (DOB 10/31/67), Vice President of the Fund.

     Mr. Weitzer has been an Associate Counsel to the Advisor since July 1993. Mr. Weitzer has served as a vice president of the Fund since ___________.

JOHN A. FLANAGAN (DOB 6/5/46), Treasurer of the Fund.

     Mr. Flanagan has been Senior Vice President of the Advisor since April 1997. For three years prior to joining the Advisor, Mr. Flanagan was a Partner with Coopers & Lybrand L.L.P. (an international professional services firm). From November 1992 to April 1994, Mr. Flanagan was an independent consultant. From October 1970 to November 1992, Mr. Flanagan was with Ernst & Young (an international professional services firm), most notably as Partner in charge of the Investment Company Practice of that firm's Boston office from 1982 to 1992. Mr. Flanagan has served as the Treasurer of the Fund since ________________.

     Except for Messrs. Nevins, Davis, Kritzik and Vogt, the address of all of the above persons is P.O. Box 2936, Milwaukee, Wisconsin 53201. Mr. Nevins' address is 6075 Pelican Bay Boulevard, Naples, Florida 34108. Mr. Davis' address is 161 North La Brea, Inglewood, California 90301, Mr. Kritzik's address is 1123 North Astor Street, P.O. Box 92547, Milwaukee, Wisconsin 53202-0547. Mr. Vogt's address is 2830 East Third Avenue, Denver, Colorado 80206.

     In addition to the positions listed above, the following individuals also hold the following positions with Strong Holdings, Inc. ("Holdings"), a Wisconsin corporation and subsidiary of the Advisor; Strong Funds Distributors, Inc., the Fund's underwriter ("Distributors"), Heritage Reserve Development Corporation ("Heritage"), and Strong Service Corporation ("SSC"), each of which is a Wisconsin corporation and subsidiary of Holdings; Fussville Real Estate Holdings L.L.C. ("Real Estate Holdings") and Sherwood Development L.L.C. ("Sherwood"), each of which is a Wisconsin Limited Liability Company and subsidiary of the Advisor and Heritage; and Fussville Development L.L.C. ("Fussville Development"), a Wisconsin Limited Liability Company and subsidiary of the Advisor and Real Estate Holdings:

RICHARD S. STRONG:

      CHAIRMAN AND A DIRECTOR - Holdings and Distributors (since October 1993); Heritage (since January 1994); and SSC (since November 1995).

      CHAIRMAN AND A MEMBER OF THE MANAGING BOARD - Real Estate Holdings and Fussville Development (since December 1995 and February 1994, respectively); and Sherwood (since October 1994).

JOHN DRAGISIC:

      PRESIDENT AND A DIRECTOR - Holdings (since December 1995 and July 1994, respectively); Distributors (since September 1996 and July 1994, respectively); Heritage (since May 1994 and August 1994, respectively); and SSC (since November 1995).

      VICE CHAIRMAN AND A MEMBER OF THE MANAGING BOARD - Real Estate and Fussville Development (since December 1995 and August 1994, respectively); and Sherwood (since October 1994).

THOMAS P. LEMKE:

      VICE PRESIDENT - Holdings, Heritage, Real Estate Holdings, and Fussville Development (since December 1995); Distributors (since October 1996); Sherwood (since October 1994); and SSC (since November 1995).

STEPHEN J. SHENKENBERG:

      VICE PRESIDENT AND SECRETARY - Distributors (since December 1995).

      SECRETARY - Holdings, Heritage, Fussville Development, Real Estate Holdings, and Sherwood (since December 1995); and SSC (since November
      1995).


     As of _______________, the officers and directors of the Fund did not own any of the Fund's shares.

                             PRINCIPAL SHAREHOLDERS

     As of ______________, no one owned of record and beneficially any shares of the Fund.

                       INVESTMENT ADVISOR AND DISTRIBUTOR

     The Advisor to the Fund is Strong Capital Management, Inc. Mr. Richard S. Strong controls the Advisor. Mr. Strong is the Chairman and a director of the Advisor, Mr. Dragisic is the President and a director of the Advisor, Mr. Totsky is a Senior Vice President of the Advisor, Mr. Lemke is a Senior Vice President, Secretary and General Counsel of the Advisor, Mr. Flanagan is a Senior Vice President of the Advisor, Mr. Shenkenberg is Vice President, Assistant Secretary, and Deputy General Counsel of the Advisor, and Mr. Weitzer is an Associate Counsel of the Advisor. A brief description of the Fund's investment advisory agreement ("Advisory Agreement") is set forth in the Prospectus under "About the Fund - Management."

     The Advisory Agreement for the Fund is dated ______________, and will remain in effect for a period of two years. The Advisory Agreement was approved by the Fund's initial shareholder on its first day of operations. The Advisory Agreement is required to be approved annually by either the Board of Directors of the Fund or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). In either case, each annual renewal must be approved by the vote of a majority of the Fund's directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable, without penalty, on 60 days' written notice by the Board of Directors of the Fund, by vote of a majority of the Fund's outstanding voting securities, or by the Advisor, and will terminate automatically in the event of its assignment.

     Under the terms of the Advisory Agreement, the Advisor manages the Fund's investments subject to the supervision of the Fund's Board of Directors. The Advisor is responsible for investment decisions and supplies investment research and portfolio management. At its expense, the Advisor provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund. The Advisor places all orders for the purchase and sale of the Fund's portfolio securities at the Fund's expense.

     Except for expenses assumed by the Advisor, as set forth above, or by the Distributor, as described below with respect to the distribution of the Fund's shares, the Fund is responsible for all its other expenses, including, without limitation, interest charges, taxes, brokerage commissions and similar expenses; organizational expenses; expenses of issue, sale, repurchase or redemption of shares; expenses of registering or qualifying shares for sale with the states and the SEC; expenses for printing and distributing Prospectuses and quarterly financial statements to existing shareholders; charges of custodians, transfer agents (including the printing and mailing of reports and notices to shareholders), registrars, auditing and legal services, clerical services related to recordkeeping and shareholder relations, and printing of stock certificates; and fees for directors who are not "interested persons" of the Advisor.

     As compensation for its services, the Fund pays to the Advisor a monthly management fee at the annual rate of .75% of the average daily net asset value of the Fund. (See "Shareholder Manual - Determining Your Share Price" in the Prospectus.) From time to time, the Advisor may voluntarily waive all or a portion of its management fee for the Fund.

     The Advisory Agreement requires the Advisor to reimburse the Fund in the event that the expenses and charges payable by the Fund in any fiscal year, including the management fee but excluding taxes, interest, brokerage commissions, and similar fees and to the extent permitted extraordinary expenses, exceed two percent (2%) of the average net asset value of the Fund for such year, as determined by valuations made as of the close of each business day of the year. Reimbursement of expenses in excess of the applicable limitation will be made on a monthly basis and will be paid to the Fund by reduction of the Advisor's fee, subject to later adjustment, month by month, for the remainder of the Fund's fiscal year. The Advisor may from time to time voluntarily absorb expenses for the Fund in addition to the reimbursement of expenses in excess of application limitations.

     On July 12, 1994, the Securities and Exchange Commission (the "SEC") filed an administrative action (the "Order") against the Advisor, Mr. Strong, and another employee of the Advisor in connection with conduct that occurred between 1987 and early 1990. In re Strong/Corneliuson Capital Management, Inc., et al. Admin. Proc. File No. 3-8411. The proceeding was settled by consent without admitting or denying the allegations in the Order. The Order found that the Advisor and Mr. Strong aided and abetted violations of Section 17(a) of the 1940 Act by effecting trades between mutual funds, and between mutual funds and Harbour Investments Ltd. ("Harbour"), without complying with the exemptive provisions of SEC Rule 17a-7 or otherwise obtaining an exemption. It further found that the Advisor violated, and Mr. Strong aided and abetted violations of, the disclosure provisions of the 1940 Act and the Investment Advisers Act of 1940 by misrepresenting the Advisor's policy on personal trading and by failing to disclose trading by Harbour, an entity in which principals of the Advisor owned between 18 and 25 percent of the voting stock. As part of the settlement, the respondents agreed to a censure and a cease and desist order and the Advisor agreed to various undertakings, including adoption of certain procedures and a limitation for six months on accepting certain types of new advisory clients.

     On June 6, 1996, the Department of Labor (the "DOL") filed an action against the Advisor for equitable relief alleging violations of the Employee Retirement Income Security Act of 1974 ("ERISA") in connection with cross trades that occurred between 1987 and late 1989 involving certain pension accounts managed by the Advisor. Contemporaneous with this filing, the Advisor, without admitting or denying the DOL's allegations, agreed to the entry of a consent judgment resolving all matters relating to the allegations. Reich v. Strong Capital Management, Inc., (U.S.D.C. E.D. WI) (the "Consent Judgment"). Under the terms of the Consent Judgment, the Advisor agreed to reimburse the affected accounts a total of $5.9 million. The settlement did not have any material impact on the Advisor's financial position or operations.

     The Fund and the Advisor have adopted a Code of Ethics (the "Code") which governs the personal trading activities of all "Access Persons" of the Advisor. Access Persons include every director and officer of the Advisor and the investment companies managed by the Advisor, including the Fund, as well as certain employees of the Advisor who have access to information relating to the purchase or sale of securities by the Advisor on behalf of accounts managed by it. The Code is based upon the principal that such Access Persons have a fiduciary duty to place the interests of the Fund and the Advisor 's other clients ahead of their own.

     The Code requires Access Persons (other than Access Persons who are independent directors of the investment companies managed by the Advisor, including the Fund) to, among other things, preclear their securities transactions (with limited exceptions, such as transactions in shares of mutual funds, direct obligations of the U.S. government, and certain options on broad-based securities market indexes) and to execute such transactions through the Advisor's trading department. The Code, which applies to all Access Persons (other than Access Persons who are independent directors of the investment companies managed by the Advisor, including the Fund), includes a ban on acquiring any securities in an initial public offering, other than a new offering of a registered open-end investment company, and a prohibition from profiting on short-term trading in securities. In addition, no Access Person may purchase or sell any security which is contemporaneously being purchased or sold, or to the knowledge of the Access Person, is being considered for purchase or sale, by the Advisor on behalf of any mutual fund or other account managed by it. Finally, the Code provides for trading "black out" periods of seven calendar days during which time Access Persons who are portfolio managers may not trade in securities which may have been purchased or sold by any mutual fund or other account managed by the portfolio manager.

     The Advisor provides investment advisory services for multiple clients and may give advice and take action, with respect to any client, that may differ from the advice given, or the timing or nature of action taken, with respect to any one account. However, the Advisor will allocate over a period of time, to the extent practical, investment opportunities to each account on a fair and equitable basis relative to other similarly-situated client accounts. The Advisor, its principals and associates (to the extent not prohibited by the Code), and other clients of the Advisor may have, acquire, increase, decrease, or dispose of securities or interests therein at or about the same time that the Advisor is purchasing or selling securities or interests therein for an account that are or may be deemed to be inconsistent with the actions taken by such persons.

     From time to time the Advisor votes the shares owned by the Fund according to its Statement of General Proxy Voting Policy ("Proxy Voting Policy"). The general principal of the Proxy Voting Policy is to vote any beneficial interest in an equity security prudently and solely in the best long-term economic interest of the Fund and its beneficiaries considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Shareholders may obtain a copy of the Proxy Voting Policy upon request from the Advisor.

     Under a Distribution Agreement with the Fund dated ______________, Strong Funds Distributors, Inc. ("Distributor"), a subsidiary of the Advisor, acts as underwriter of the Fund's shares. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund's shares. Since the Fund is a "no-load" fund, no sales commissions are charged on the purchase of Fund shares. The Distribution Agreement further provides that the Distributor will bear the additional costs of printing Prospectuses and shareholder reports which are used for selling purposes, as well as advertising and any other costs attributable to the distribution of the Fund's shares. The Distributor is an indirect subsidiary of the Advisor and controlled by the Advisor and Richard S. Strong. The Distribution Agreement is subject to the same termination and renewal provisions as are described above with respect to the Advisory Agreement.

     From time to time, the Distributor may hold in-house sales incentive programs for its associated persons under which these persons may receive non-cash compensation awards in connection with the sale and distribution of the Fund's shares. These awards may include items such as, but not limited to, gifts, merchandise, gift certificates, and payment of travel expenses, meals and lodging. As required by the National Association of Securities Dealers, Inc. or NASD's proposed rule amendments in this area, any in-house sales incentive program will be multi-product oriented, i.e., any incentive will be based on an associated person's gross production of all securities within a product type and will not be based on the sales of shares of any specifically designated mutual fund.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Advisor is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's investment business and the negotiation of the commissions to be paid on such transactions. It is the policy of the Advisor, to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Advisor, or the Fund. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained using a broker. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commissions, if any. In selecting broker-dealers and in negotiating commissions, the Advisor considers a variety of factors, including best price and execution, the full range of brokerage services provided by the broker, as well as its capital strength and stability, and the quality of the research and research services provided by the broker. Brokerage will not be allocated based on the sale of any shares of the Strong Funds.

     The Advisor has adopted procedures that provide generally for the Advisor to seek to bunch orders for the purchase or sale of the same security for the Fund, other mutual funds managed by the Advisor, and other advisory clients (collectively, the "client accounts"). The Advisor will bunch orders when it deems it to be appropriate and in the best interest of the client accounts. When a bunched order is filled in its entirety, each participating client account will participate at the average share price for the bunched order on the same business day, and transaction costs shall be shared pro rata based on each client's participation in the bunched order. When a bunched order is only partially filled, the securities purchased will be allocated on a pro rata basis to each client account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions, and each participating account will participate at the average share price for the bunched order on the same business day.

     Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of the brokerage and research services provided by the broker or dealer. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

     In carrying out the provisions of the Advisory Agreements, the Advisor may cause the Fund to pay a broker, which provides brokerage and research services to the Advisor, a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction. The Advisor believes it is important to its investment decision-making process to have access to independent research. The Advisory Agreement provides that such higher commissions will not be paid by the Fund unless (a) the Advisor determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Advisor's overall responsibilities with respect to the accounts as to which it exercises investment discretion; (b) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Advisory Agreement; and (c) in the opinion of the Advisor, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The investment management fee paid by the Fund under the Advisory Agreement is not reduced as a result of the Advisor's receipt of research services.

     Generally, research services provided by brokers may include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. Such research services are received primarily in the form of written reports, telephone contacts, and personal meetings with security analysts. In addition, such research services may be provided in the form of access to various computer-generated data, computer hardware and software, and meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. In some cases, research services are generated by third parties but are provided to the Advisor by or through brokers. Such brokers may pay for all or a portion of computer hardware and software costs relating to the pricing of securities.

     Where the Advisor itself receives both administrative benefits and research and brokerage services from the services provided by brokers, it makes a good faith allocation between the administrative benefits and the research and brokerage services, and will pay for any administrative benefits with cash. In making good faith allocations of costs between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of the Advisor's allocation of the costs of such benefits and services between those that primarily benefit the Advisor and those that primarily benefit the Fund and other advisory clients.

     From time to time, the Advisor may purchase new issues of securities for the Fund in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling the securities to the Fund and other advisory clients, provide the Advisor with research. The National Association of Securities Dealers has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

     Each year, the Advisor considers the amount and nature of research and research services provided by brokers, as well as the extent to which such services are relied upon, and attempts to allocate a portion of the brokerage business of the Fund and other advisory clients on the basis of that consideration. In addition, brokers may suggest a level of business they would like to receive in order to continue to provide such services. The actual brokerage business received by a broker may be more or less than the suggested allocations, depending upon the Advisor's evaluation of all applicable considerations.

     The Advisor has informal arrangements with various brokers whereby, in consideration for providing research services and subject to Section 28(e), the Advisor allocates brokerage to those firms, provided that their brokerage and research services were satisfactory to the Advisor and their execution capabilities were compatible with the Advisor's policy of seeking best execution at the best security price available, as discussed above. In no case will the Advisor make binding commitments as to the level of brokerage commissions it will allocate to a broker, nor will it commit to pay cash if any informal targets are not met. The Advisor anticipates it will continue to enter into such brokerage arrangements.

     The Advisor may direct the purchase of securities on behalf of the Fund and other advisory clients in secondary market transactions, in public offerings directly from an underwriter, or in privately negotiated transactions with an issuer. When the Advisor believes the circumstances so warrant, securities purchased in public offerings may be resold shortly after acquisition in the immediate aftermarket for the security in order to take advantage of price appreciation from the public offering price or for other reasons. Short-term trading of securities acquired in public offerings, or otherwise, may result in higher portfolio turnover and associated brokerage expenses.

     The Advisor places portfolio transactions for other advisory accounts, including other mutual funds managed by the Advisor. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Advisor in servicing all of its accounts; not all of such services may be used by the Advisor in connection with the Fund. In the opinion of the Advisor, it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) managed by the Advisor. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, in the opinion of the Advisor, such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.

     The Advisor seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending the investment.

     Where consistent with a client's investment objectives, investment restrictions, and risk tolerance, the Advisor may purchase securities sold in underwritten public offerings for client accounts, commonly referred to as "deal" securities. The Advisor has adopted deal allocation procedures (the "procedures"), summarized below, that reflect the Advisor's overriding policy that deal securities must be allocated among participating client accounts in a fair and equitable manner and that deal securities may not be allocated in a manner that unfairly discriminates in favor of certain clients or types of clients.

     The procedures provide that, in determining which client accounts a portfolio manager team will seek to have purchase deal securities, the team will consider all relevant factors including, but not limited to, the nature, size, and expected allocation to the Advisor of deal securities; the size of the account(s); the accounts' investment objectives and restrictions; the risk tolerance of the client; the client's tolerance for possibly higher portfolio turnover; the amount of commissions generated by the account during the past year; and the number of other deals the client has participated in during the past year.

     Where more than one of the Advisor's portfolio manager team seeks to have client accounts participate in a deal and the amount of deal securities allocated to the Advisor by the underwriting syndicate is less than the aggregate amount ordered by the Advisor (a "reduced allocation"), the deal securities will be allocated among the portfolio manager teams based on all relevant factors. The primary factor shall be assets under management, although other factors that may be considered in the allocation decision include, but are not limited to, the nature, size, and expected Advisor allocation of the deal; the amount of brokerage commissions or other amounts generated by the respective participating portfolio manager teams; and which portfolio manager team is primarily responsible for the Advisor receiving securities in the deal. Based on the relevant factors, the Advisor has established general allocation percentages for its portfolio manager teams, and these percentages are reviewed on a regular basis to determine whether asset growth or other factors make it appropriate to use different general allocation percentages for reduced allocations.

     When a portfolio manager team receives a reduced allocation of deal securities, the portfolio manager team will allocate the reduced allocation among client accounts in accordance with the allocation percentages set forth in the team's initial allocation instructions for the deal securities, except where this would result in a de minimis allocation to any client account. On a regular basis, the Advisor reviews the allocation of deal securities to ensure that they have been allocated in a fair and equitable manner that does not unfairly discriminate in favor of certain clients or types of clients.

                                   CUSTODIAN

     Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201, serves as custodian of the assets of the Fund. As a result, Firstar Trust Company has custody of all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by the officers of the Fund. The custodian is in no way responsible for any of the investment policies or decisions of the Fund.

                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

     The Advisor acts as transfer agent and dividend-disbursing agent for the Fund. The Advisor is compensated based on an annual fee per open account of $21.75 for the Fund, plus out-of-pocket expenses, such as postage and printing expenses in connection with shareholder communications. The Advisor also receives an annual fee per closed account of $4.20 from the

Fund. The fees received and the services provided as transfer agent and dividend disbursing agent are in addition to those received and provided by the Advisor under the Advisory Agreement. In addition, the Advisor provides certain printing and mailing services for the Fund, such as printing and mailing of shareholder account statements, checks, and tax forms.

     From time to time, the Fund, directly or indirectly through arrangements with the Advisor, and/or the Advisor may pay amounts to third parties that provide transfer agent and other administrative services relating to the Fund to persons who beneficially own interests in the Fund, such as participants in 401(k) plans. These services may include, among other things, sub-accounting services, transfer agent type activities, answering inquiries relating to the Fund, transmitting, on behalf of the Fund, proxy statements, annual reports, updated Prospectuses, other communications regarding the Fund, and related services as the Fund or beneficial owners may reasonably request. In such cases, the Fund will not pay fees based on the number of beneficial owners at a rate that is greater than the rate the Fund is currently paying the Advisor for providing these services to Fund shareholders.


                                     TAXES

GENERAL

     As indicated under "About the Fund - Distributions and Taxes" in the Prospectus, the Fund intends to continue to qualify annually for treatment as a regulated investment company ("RIC") under the Code. This qualification does not involve government supervision of the Fund's management practices or policies.

     In order to qualify for treatment as a RIC under the Code, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. For the Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities of those currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following that were held for less than three months -- options or futures (other than those on foreign currencies), or foreign currencies (or options, futures, or forward contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) ("30% Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. From time to time the Advisor may find it necessary to make certain types of investments for the purpose of ensuring that the Fund continues to qualify for treatment as a RIC under the Code.

     If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

     The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

DERIVATIVE INSTRUMENTS

     The use of derivatives strategies, such as purchasing and selling (writing) options and futures and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures, and forward currency contracts derived by a Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures (other than those on foreign currencies) will be subject to the 30% Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures, and forward contracts on foreign currencies, that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the 30% Limitation if they are held for less than three months.

     If the Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the 30% Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Fund intends that, when they engage in hedging strategies, the hedging transactions will qualify for this treatment, but at the present time it is not clear whether this treatment will be available for all of the Fund's hedging transactions. To the extent this treatment is not available or is not elected by the Fund, it may be forced to defer the closing out of certain options, futures, or forward currency contracts beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a RIC.

     For federal income tax purposes, the Fund is required to recognize as income for each taxable year its net unrealized gains and losses on options, futures, or forward currency contracts that are subject to section 1256 of the Code ("Section 1256 Contracts") and are held by the Fund as of the end of the year, as well as gains and losses on Section 1256 Contracts actually realized during the year. Except for Section 1256 Contracts that are part of a "mixed straddle" and with respect to which the Fund makes a certain election, any gain or loss recognized with respect to Section 1256 Contracts is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Section 1256 Contract. Unrealized gains on Section 1256 Contracts that have been held by the Fund for less than three months as of the end of its taxable year, and that are recognized for federal income tax purposes as described above, will not be considered gains on investments held for less than three months for purposes of the 30% Limitation.

ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES

     The Fund may acquire zero-coupon, step-coupon, or other securities issued with original issue discount. As a holder of those securities, the Fund must include in its income the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, the Fund must include in its income securities it receives as "interest" on pay-in-kind securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions may be made from the proceeds on sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income or net capital gain, or both. In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the 30% Limitation, any such gains would reduce the Fund's ability to sell other securities, or certain options, futures or forward contracts, held for less that three months that it might wish to sell in the ordinary course of its portfolio management.

     The foregoing federal tax discussion as well as the tax discussion contained within the Prospectus under "About the Fund - Distributions and Taxes" is intended to provide you with an overview of the impact of federal income tax provisions on the Fund or its shareholders. These tax provisions are subject to change by legislative or administrative action at the federal, state or local level, and any changes may be applied retroactively. Any such action that limits or restricts the Fund's current ability to pass-through earnings without taxation at the Fund level, or otherwise materially changes the Fund's tax treatment, could adversely affect the value of a shareholder's investment in the Fund. Because the Fund's taxes are a complex matter, you should consult your tax adviser for more detailed information concerning the taxation of the Fund and the federal, state, and local tax consequences to shareholders of an investment in the Fund.

                        DETERMINATION OF NET ASSET VALUE

     As set forth in the Prospectus under the caption "Shareholder Manual - Determining Your Share Price," the net asset value of each Fund will be determined as of the close of trading on each day the New York Stock Exchange (the "NYSE") is open for trading. The NYSE is open for trading Monday through Friday except, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period.

     Debt securities are valued by a pricing service that utilizes electronic data processing techniques to determine values for normal institutional-sized trading units of debt securities without regard to sale or bid prices when such values are believed to more accurately reflect the fair market value for such securities. Otherwise, sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of the Fund. Debt securities having remaining maturities of 60 days or less are valued by the amortized cost method when the Fund's Board of Directors determines that the fair value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is assumed each day, regardless of the impact of the fluctuating rates on the market value of the instrument.

                       ADDITIONAL SHAREHOLDER INFORMATION

TELEPHONE EXCHANGE AND REDEMPTION PRIVILEGES AND AUTOMATIC EXCHANGE PLAN

     The Funds employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Funds may not be liable for losses due to unauthorized or fraudulent instructions. Such procedures include but are not limited to requiring a form of personal identification prior to acting on instructions received by telephone, providing written confirmations of such transactions to the address of record, and tape recording telephone instructions.

REDEMPTIONS IN KIND

     The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, which obligates each Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the Fund. If the Advisor determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for the Fund's shares (a "redemption-in-kind"). Shareholders receiving securities or other financial assets in a redemption-in-kind may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. If you expect to make a redemption sale, as well as the associated inconveniences. If you expect to make a redemption in excess of the lesser of $250,000 or 1% of the Fund's assets during any 90-day period and would like to avoid any possibility of being paid with securities in-kind, you may do so by providing Strong Funds with an unconditional instruction to redeem at least 15 calendar days prior to the date on which the redemption transaction is to occur, specifying the dollar amount or number of shares to be redeemed and the date of the transaction (please call 1-800-368-3863). This will provide the Fund with sufficient time to raise the cash in an orderly manner to pay the redemption and thereby minimize the effect of the redemption on the interests of the Fund's remaining shareholders. Redemption checks in excess of the lesser of $250,000 or 1% of a Fund's assets during any 90-day period may not be honored by the Fund if the Advisor determines that existing conditions make cash payments undesirable.

RETIREMENT PLANS

Individual Retirement Account (IRA): Everyone under age 70 1/2 with earned income may contribute to a tax-deferred IRA. The Strong Funds offer a prototype plan for you to establish your own IRA. You are allowed to contribute up to the lesser of

$2,000 or 100% of your earned income each year to your IRA (or up to $4,000 between your IRA and your non-working spouses' IRA). Under certain circumstances, your contribution will be deductible.

Direct Rollover IRA: To avoid the mandatory 20% federal withholding tax on distributions, you must transfer the qualified retirement or Code section 403(b) plan distribution directly into an IRA. The distribution must be eligible for rollover. The amount of your Direct Rollover IRA contribution will not be included in your taxable income for the year.

Simplified Employee Pension Plan (SEP-IRA): A SEP-IRA plan allows an employer to make deductible contributions to separate IRA accounts established for each eligible employee.

Salary Reduction Simplified Employee Pension Plan (SAR SEP-IRA): A SAR SEP-IRA plan is a type of SEP-IRA plan in which an employer may allow employees to defer part of their salaries and contribute to an IRA account. These deferrals help lower the employees' taxable income. Please note that you may no longer open new SAR SEP-IRA plans (since December 31, 1996). However, employers with SAR SEP-IRA plans that were established prior to January 31, 1997 may still open accounts for new employees.

Simplified Incentive Match Plan for Employees (SIMPLE-IRA): A SIMPLE-IRA plan is a retirement savings plan that allows employees to contribute a percentage of their compensation, up to $6,000, on a pre-tax basis, to a SIMPLE-IRA account. The employer is required to make annual contributions to eligible employees' accounts. All contributions grow tax-deferred.

Defined Contribution Plan: A defined contribution plan allows self-employed individuals, partners, or a corporation to provide retirement benefits for themselves and their employees. Plan types include: profit-sharing plans, money purchase pension plans, and paired plans (a combination of a profit-sharing plan and a money purchase plan).

401(k) Plan: A 401(k) plan is a type of profit-sharing plan that allows employees to have part of their salary contributed on a pre-tax basis to a retirement plan which will earn tax-deferred income. A 401(k) plan is funded by employee contributions, employer contributions, or a combination of both.

403(b)(7) Plan: A tax-sheltered custodial account designed to qualify under section 403(b)(7) of the Code is available for use by employees of certain educational, non-profit, hospital, and charitable organizations.

                               FUND ORGANIZATION

     The Fund is a series of common stock of Strong Conservative Equity Funds, Inc., (formerly known as Strong American Utilities Fund, Inc.) a Wisconsin corporation (a "Corporation"). The Corporation was incorporated on December 28, 1990 and is authorized to issue an indefinite number of shares of common stock and series and classes of series of shares of common stock, with a par value of .00001 per share. The shares in any one portfolio may, in turn, be offered in separate classes, each with differing preferences, limitations or relative rights. However, the Corporation's Articles of Incorporation provides that if additional classes of shares are issued by the Fund, such new classes of shares may not affect the preferences, limitations or relative rights of the Fund's outstanding shares. In addition, the Corporation's Board is authorized to allocate assets, liabilities, income and expenses to each series and class. Classes within a series may have different expense arrangements than other classes of the same series and, accordingly, the net asset value of shares within a series may differ. Finally, all holders of shares of the Corporation may vote on each matter presented to shareholders for action except with respect to any matter which affects only one or more series or class, in which case only the shares of the affected series or class are entitled to vote. Fractional shares have the same rights proportionately as do full shares. Shares of the Fund have no preemptive, conversion, or subscription rights. The Corporation currently has ________ series of common stock outstanding, each with an indefinite number of authorized shares. If the Corporation issues additional series, the assets belonging to each series of shares will be held separately by the custodian, and in effect each series will be a separate fund.

                              SHAREHOLDER MEETINGS

     The Wisconsin Business Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Corporation has adopted the appropriate provisions in its Bylaws and may, at their discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act.

     The Corporation's Bylaws allow for a director to be removed by its shareholders with or without cause, only at a meeting called for the purpose of removing the director. Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. The Secretary of the Corporation shall inform such shareholders of the reasonable estimated costs of preparing and mailing the notice of the meeting, and upon payment to the Corporation of such costs, the Corporation shall give not less than ten nor more than sixty days notice of the special meeting.

                            PERFORMANCE INFORMATION

     As described under "About the Fund - Performance Information" in the Prospectus, the Fund's historical performance or return may be shown in the form of "average annual total return," "total return," and "cumulative total return." From time to time, the Advisor may voluntarily waive all or a portion of its management fee and/or absorb certain expenses for the Fund.

AVERAGE ANNUAL TOTAL RETURN

     The average annual total return of the Fund is computed by finding the average annual compounded rates of return over these periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                        P (1 + T)(n) = ERV

                P =  a hypothetical initial payment of $10,000.
                T =  average annual total return.
                n =  number of years.
               ERV = ending redeemable value of a hypothetical $10,000 payment made at the beginning of the stated periods at the end of the stated periods.

TOTAL RETURN

     Calculation of the Fund's total return is not subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment (assumed below to be $10,000) ("initial investment") in the Fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

CUMULATIVE TOTAL RETURN

     Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns and cumulative total returns my be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

     The Fund's performance figures are based upon historical results and do not represent future performance. Each Fund's shares are sold at net asset value per share. The Fund's returns and net asset value will fluctuate and shares are redeemable at the then current net asset value of the Fund, which may be more or less than original cost. Factors affecting the Fund's performance include general market conditions, operating expenses, and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section.

COMPARISONS

(1)  U.S. TREASURY BILLS, NOTES, OR BONDS
     Investors may want to compare the performance of the Fund to that of U.S. Treasury bills, notes or bonds, which are issued by the U.S. government. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the United States Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the values of obligations with shorter maturities will fluctuate less than those with longer maturities.

(2)  CERTIFICATES OF DEPOSIT
     Investors may want to compare the Fund's performance to that of certificates of deposit offered by banks and other depositary institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depositary institutions are subject to change at any time specified by the issuing institution.

(3)  MONEY MARKET FUNDS
     Investors may also want to compare performance of the Fund to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.

(4) LIPPER ANALYTICAL SERVICES, INC. ("LIPPER") AND OTHER INDEPENDENT RANKING ORGANIZATIONS
     From time to time, in marketing and other fund literature, the Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds, with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gain dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. The Fund's performance may also be compared to the average performance of its Lipper category.

(5)  MORNINGSTAR, INC.
     The Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc. which rates funds on the basis of historical risk and total return. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5, and 10 year periods. Ratings are not absolute and do not represent future results.

(6)  INDEPENDENT SOURCES
     Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund, especially those with similar objectives. Sources for Fund performance information and articles about the Fund may include publications such as Money, Forbes, Kiplinger's, Smart Money, Morningstar, Inc., Financial World, Business Week, U.S. News and World Report, The Wall Street Journal, Barron's, and a variety of investment newsletters.

(7)  INDICES
     The Fund may compare its performance to a wide variety of indices. There are differences and similarities between the investments that the Fund may purchase for its portfolio and the investments measured by indices.

(8)  HISTORICAL ASSET CLASS RETURNS
     From time to time, marketing materials may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, U.S. Treasury bills, bonds, common stocks, and small stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions, and small-stock prices generally will fluctuate more than large-stock prices. Stocks are generally more volatile than bonds. In return for this volatility, stocks have generally performed better than bonds or cash over time. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and, in the case of U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury.

(9)  STRONG FAMILY OF FUNDS
     The Strong Family of Funds offers a comprehensive range of conservative to aggressive investment options. Members of the Strong Family and their investment objectives are listed below.


FUND NAME                        INVESTMENT OBJECTIVE
Strong Money Market Fund         Current income, a stable share price, and daily liquidity.

Strong Heritage Money Fund       Current income, a stable share price, and daily liquidity.

Strong Municipal Money Market    Federally tax-exempt current income, a stable share-price, and daily
Fund                             liquidity.

Strong Municipal Advantage Fund  Federally tax-exempt current income with a very low degree of share-price fluctuation.

Strong Advantage Fund            Current income with a very low degree of share-price fluctuation.

Strong Short-Term Municipal      Total return by investing for a high level of federally tax-exempt
Bond Fund                        current income with a low degree of share-price fluctuation.

Strong Short-Term Bond Fund      Total return by investing for a high level of current income with a low degree of share-price fluctuation.

Strong Short-Term Global Bond    Total return by investing for a high level of income with a low degree
Fund                             of share-price fluctuation.

Strong Short-Term High-Yield     Total return by investing for a high level of current income with a
Bond Fund                        moderate degree of share-price fluctuation.

Strong Government Securities     Total return by investing for a high level of current income with a
Fund                             moderate degree of share-price fluctuation.

Strong Municipal Bond Fund       Total return by investing for a high level of federally tax-exempt current income with a moderate degree of share-price fluctuation.

Strong Corporate Bond Fund       Total return by investing for a high level of current income with a moderate degree of share-price fluctuation.

Strong High-Yield Municipal      Total return by investing for a high level of federally tax-exempt
Bond Fund                        current income.

Strong High-Yield Bond Fund      Total return by investing for a high level of current income and capital growth.

Strong International Bond Fund   High total return by investing for both income and capital appreciation.

Strong Asset Allocation Fund     High total return consistent with reasonable risk over the long term.

Strong Equity Income Fund        Total return by investing for both income and capital growth.

Strong American Utilities Fund   Total return by investing for both income and capital growth.

Strong Blue Chip 100 Fund        Total return by investing for both income and capital growth.

Strong Total Return Fund         High total return by investing for capital growth and income.

Strong Growth and Income Fund    High total return by investing for capital growth and income.

Strong Index 500 Fund            To approximate as closely as practicable (before fees and expenses) the capitalization-weighted total rate of return of that portion of the
                                 U.S. market for publicly traded common stocks composed of the larger capitalized companies.
Strong Schafer Value Fund        Long-term capital appreciation principally through investment in common stocks and other equity securities.  Current income is a secondary objective.

Strong Value Fund                Capital growth.
Strong Opportunity Fund          Capital growth.
Strong Mid Cap Fund              Capital growth.
Strong Common Stock Fund*        Capital growth.
Strong Growth Fund               Capital growth.
Strong Discovery Fund            Capital growth.
Strong Small Cap Fund            Capital growth.
Strong Growth 20 Fund            Capital growth.
Strong International Stock Fund  Capital growth.
Strong Asia Pacific Fund         Capital growth.

* The Fund is closed to new investors except the Fund may continue to offer its shares through certain 401(k) plans and similar company-sponsored retirement plans.

     The Advisor also serves as Advisor or Subadvisor to several management investment companies, some of which fund variable annuity separate accounts of certain insurance companies.

     The Fund may from time to time be compared to the other funds in the Strong Family of Funds based on a risk/reward spectrum. In general, the amount of risk associated with any investment product is commensurate with that product's potential level of reward. The Strong Funds risk/reward continuum or any Fund's position on the continuum may be described or diagrammed in marketing materials. The Strong Funds risk/reward continuum positions the risk and reward potential of each Strong Fund relative to the other Strong Funds, but is not intended to position any Strong Fund relative to other mutual funds or investment products. Marketing materials may also discuss the relationship between risk and reward as it relates to an individual investor's portfolio.

     Financial goals vary from person to person. You may choose one or more of the Strong Funds to help you reach your financial goals. To help you better understand the Strong Growth Funds and determine which Fund or combination of Funds best meets your personal investment objectives, they are described in the same Prospectus.

(10) TYING TIME FRAMES TO YOUR GOALS

     There are many issues to consider as you make your investment decisions, including analyzing your risk tolerance, investing experience, and asset allocations. You should start to organize your investments by learning to link your many financial goals to specific time frames. Then you can begin to identify the appropriate types of investments to help meet your goals. As a general rule of thumb, the longer your time horizon, the more price fluctuation you will be able to tolerate in pursuit of higher returns. For that reason, many people with longer-term goals select stocks or long-term bonds, and many people with nearer-term goals match those up with for instance, short-term bonds. The Advisor developed the following suggested holding periods to help our investors set realistic expectations for both the risk and reward potential of our funds. (See table below.) Of course, time is just one element to consider when making your investment decision.

                 STRONG FUNDS SUGGESTED MINIMUM HOLDING PERIODS



    UNDER 1 YEAR                    1 TO 2 YEARS                     4 TO 7 YEARS                   5 OR MORE YEARS
    ------------                    ------------                     -------------                   ---------------
Money Market Fund                 Advantage Fund                  Government Securities Fund        Index 500 Fund
Heritage Money Fund               Municipal Advantage Fund        Municipal Bond Fund               Total Return Fund
Municipal Money Market Fund                                       Corporate Bond Fund               Opportunity Fund
                                    2 TO 4 YEARS                  International Bond Fund           Growth Fund
                                    ------------                  High-Yield Municipal Bond Fund    Common Stock Fund*
                                  Short-Term Bond Fund            Asset Allocation Fund             Discovery Fund
                                  Short-Term Municipal Bond Fund  American Utilities Fund           International Stock Fund
                                  Short-Term Global Bond Fund     High-Yield Bond Fund              Asia Pacific Fund
                                  Short-Term High-Yield Bond      Equity Income Fund                Value Fund
                                  Fund                            Blue Chip 100 Fund                Small Cap Fund
                                                                                                    Growth and Income Fund
                                                                                                    Mid Cap Fund
                                                                                                    Schafer Value Fund
                                                                                                    Growth 20 Fund

* This Fund is closed to new investors except the Fund may continue to offer its shares through certain 401(k) plans and similar company-sponsored retirement plans.

ADDITIONAL FUND INFORMATION

(1)  PORTFOLIO CHARACTERISTICS

     In order to present a more complete picture of the Fund's portfolio, marketing materials may include various actual or estimated portfolio characteristics, including but not limited to median market capitalizations, earnings per share, alphas, betas, price/earnings ratios, returns on equity, dividend yields, capitalization ranges, growth rates, price/book ratios, top holdings, sector breakdowns, asset allocations, quality breakdowns, and breakdowns by geographic region.

(2)  MEASURES OF VOLATILITY AND RELATIVE PERFORMANCE

     Occasionally statistics may be used to specify Fund volatility or risk. The general premise is that greater volatility connotes greater risk undertaken in achieving performance. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is a statistical tool that measures the degree to which a fund's performance has varied from its average performance during a particular time period.

Standard deviation is calculated using the following formula:


   Standard deviation = the square root of +(xi - xm)2
                                           ----------
                                              n-1
where   +  = "the sum of",
        xi = each individual return during the time period, xm = the average return over the time period, and
         n = the number of individual returns during the time period.

     Statistics may also be used to discuss the Fund's relative performance. One such measure is alpha. Alpha measures the actual return of a fund compared to the expected return of a fund given its risk (as measured by beta). The expected return is based on how the market as a whole performed, and how the particular fund has historically performed against the market. Specifically, alpha is the actual return less the expected return. The expected return is computed by multiplying the advance or decline in a market representation by the fund's beta. A positive alpha quantifies the value that the fund manager has added, and a negative alpha quantifies the value that the fund manager has lost.

     Other measures of volatility and relative performance may be used as appropriate. However, all such measures will fluctuate and do not represent future results.

                              GENERAL INFORMATION

BUSINESS PHILOSOPHY

     The Advisor is an independent, Midwestern-based investment advisor, owned by professionals active in its management. Recognizing that investors are the focus of its business, the Advisor strives for excellence both in investment management and in the service provided to investors. This commitment affects many aspects of the business, including professional staffing, product development, investment management, and service delivery.

     The increasing complexity of the capital markets requires specialized skills and processes for each asset class and style. Therefore, the Advisor believes that active management should produce greater returns than a passively managed index. The Advisor has brought together a group of top-flight investment professionals with diverse product expertise, and each concentrates on their investment specialty. The Advisor believes that people are the firm's most important asset. For this reason, continuity of professionals is critical to the firm's long-term success.

INVESTMENT ENVIRONMENT

     Discussions of economic, social, and political conditions and their impact on the Funds may be used in advertisements and sales materials. Such factors that may impact the Funds include, but are not limited to, changes in interest rates, political developments, the competitive environment, consumer behavior, industry trends, technological advances, macroeconomic trends, and the supply and demand of various financial instruments. In addition, marketing materials may cite the portfolio management's views or interpretations of such factors.

EIGHT BASIC PRINCIPLES FOR SUCCESSFUL MUTUAL FUND INVESTING

       These common sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them with us, please contact us at 1-800-368-3863.

1. Have a plan - even a simple plan can help you take control of your financial future. Review your plan once a year, or if your circumstances change.

2. Start investing as soon as possible. Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.

3. Diversify your portfolio. By investing in different asset classes - stocks, bonds, and cash - you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

4. Invest regularly. Investing is a process, not a one-time event. By investing regularly over the long term, you reduce the impact of short-term market gyrations, and you attend to your long-term plan before you're tempted to spend those assets on short-term needs.

5. Maintain a long-term perspective. For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret - and principal loss.

6. Consider stocks to help achieve major long-term goals. Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.

7. Keep a comfortable amount of cash in your portfolio. To meet current needs, including emergencies, use a money market fund or a bank account - not your long-term investment assets.

8. Know what you're buying. Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions... request information...make up your own mind. And choose a fund company that helps you make informed investment decisions.

STRONG RETIREMENT PLAN SERVICES

     Strong Retirement Plan Services offers a full menu of high quality, affordable retirement plan options, including traditional money purchase pension and profit sharing plans, 401(k) plans, simplified employee pension plans, salary reduction plans, Keoghs, and 403(b) plans. Retirement plan specialists are available to help companies determine which type of retirement plan may be appropriate for their particular situation.

Markets:

     The retirement plan services provided by the Advisor focus on four distinct markets, based on the belief that a retirement plan should fit the customer's needs, not the other way around.

1. Small company plans. Small company plans are designed for companies with 1-50 plan participants. The objective is to incorporate the features and benefits typically reserved for large companies, such as sophisticated recordkeeping systems, outstanding service, and investment expertise, into a small company plan without administrative hassles or undue expense. Small company plan sponsors receive a comprehensive plan administration manual as well as toll-free telephone support.

2. Large company plans. Large company plans are designed for companies with between 51 and 1,000 plan participants. Each large company plan is assigned a team of professionals consisting of an account manager, who is typically an attorney, CPA, or holds a graduate degree in business, a conversion specialist (if applicable), an accounting manager, a legal/technical manager, and an education/communications educator.

3.   Women-owned businesses.

4.   Non-profit and educational organizations (the 403(b) market).

Turnkey approach:

     The retirement plans offered by the Advisor are designed to be streamlined and simple to administer. To this end, the Advisor has invested heavily in the equipment, systems, and people necessary to adopt or convert a plan, and to keep it running smoothly. The Advisor provides all aspects of the plan, including plan design, administration, recordkeeping, and investment management. To streamline plan design, the Advisor provides customizable IRS-approved prototype documents. The Advisor's services also include annual government reporting and testing as well as daily valuation of each participant's account. This structure is intended to eliminate the confusion and complication often associated with dealing with multiple vendors. It is also designed to save plan sponsors time and expense.

     The Advisor strives to provide one-stop retirement savings programs that combine the advantages of proven investment management, flexible plan design, and a wide range of investment options. The open architecture design of the plans allow for the use of the family of mutual funds managed by the Advisor as well as a stable asset value option. Large company plans may supplement these options with their company stock (if publicly traded) or funds from other well-known mutual fund families.

Education:

     Participant education and communication is key to the success of any retirement program, and therefore is one of the most important services that the Advisor provides. The Advisor's goal is twofold: to make sure that plan participants fully understand their options and to educate them about the lifelong investment process. To this end, the Advisor provides attractive, readable print materials that are supplemented with audio and video tapes, and retirement education programs.

Service:

     The Advisor's goal is to provide a world class level of service. One aspect of that service is an experienced, knowledgeable team that provides ongoing support for plan sponsors, both at adoption or conversion and throughout the life of a plan. The Advisor is committed to delivering accurate and timely information, evidenced by straightforward, complete, and understandable reports, participant account statements, and plan summaries.

     The Advisor has designed both "high-tech" and "high-touch" systems, providing an automated telephone system as well as personal contact. Participants can access daily account information, conduct transactions, or have questions answered in the way that is most comfortable for them.

STRONG FINANCIAL ADVISORS GROUP

     The Strong Financial Advisors Group is dedicated to helping financial advisors better serve their clients. Financial advisors receive regular updates on the mutual funds managed by the Advisor, access to portfolio managers through special conference calls, consolidated mailings of duplicate confirmation statements, access to the Advisor's network of regional representatives, and other specialized services. For more information on the Strong Financial Advisors Group, call 1-800-368-1683.

                              PORTFOLIO MANAGEMENT

     Each portfolio manager works with a team of analysts, traders, and administrative personnel. From time to time, marketing materials may discuss various members of the team, including their education, investment experience, and other credentials.

                            INDEPENDENT ACCOUNTANTS

     Coopers & Lybrand L.L.P., 411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, have been selected as the independent accountants for the Fund, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.

                                 LEGAL COUNSEL

     Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee, Wisconsin 53202, acts as outside legal counsel for the Fund.

                                    APPENDIX

                                  BOND RATINGS

                         STANDARD & POOR'S DEBT RATINGS

     A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

     The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

            1. Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

            2.   Nature of and provisions of the obligation.

            3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE
     AAA Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE
     Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

     B Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

     CCC Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

     CC Debt rated 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

     C Debt rated 'C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI The rating 'CI' is reserved for income bonds on which no interest is being paid.

     D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grade period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                         MOODY'S LONG-TERM DEBT RATINGS

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                   FITCH INVESTORS SERVICE, INC. BOND RATINGS

     Fitch investment grade bond and preferred stock ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt or preferred issue in a timely manner.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

     Bonds and preferred stock carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

      AAA Bonds and preferred stock considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

       AA Bonds and preferred stock considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds and preferred stock rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of the issuers is generally rated 'F-1+'.

        A Bonds and preferred stock considered to be investment grade and of high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt or preferred securities with higher ratings.

      BBB Bonds and preferred stock considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds or preferred will fall below investment grade is higher than for securities with higher ratings.

     Fitch speculative grade bond or preferred stock ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ('BB' to 'C') represent Fitch's assessment of the likelihood of timely payment of principal and interest or dividends in accordance with the terms of obligation for issues not in default. For defaulted bonds or preferred stock, the rating ('DDD' to 'D') is an assessment of the ultimate recovery value through reorganization or liquidation.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer or possible recovery value in bankruptcy, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

     Bonds or preferred stock that have the same rating are of similar but not necessarily identical credit quality since the rating categories cannot fully reflect the differences in the degrees of credit risk.

      BB Bonds or preferred stock are considered speculative. The obligor's ability to pay interest or dividends and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

       B   Bonds or preferred stock are considered highly speculative.
           While bonds in this class are currently meeting debt service requirements or paying dividends, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     CCC Bonds or preferred stock have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

      CC Bonds or preferred stock are minimally protected. Default in payment of interest and/or principal seems probable over time.

       C Bonds are in imminent default in payment of interest or principal or suspension of preferred stock dividends is imminent.

     DDD,DD,
     and D Bonds are in default on interest and/or principal payments or preferred stock dividends are suspended. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery of these securities, and 'D' represents the lowest potential for recovery.

                   DUFF & PHELPS, INC. LONG-TERM DEBT RATINGS

     These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

     Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints. From time to time, Duff & Phelps Credit Rating Co. places issuers or security classes on Rating Watch. The Rating Watch Status results from a need to notify investors and the issuer that there are conditions present leading us to re-evaluate the current rating(s). A listing on Rating Watch, however, does not mean a rating change is inevitable. The Rating Watch Status can either be resolved quickly or over a longer period of time, depending on the reasons surrounding the placement on Rating Watch. The "up" designation means a rating may be upgraded; the "down" designation means a rating may be downgraded, and the uncertain designation means a rating may be raised or lowered.

     The Credit Rating Committee formally reviews all ratings once per quarter
(more frequently, if necessary).   Ratings of 'BBB-' and higher fall within the
definition of investment grade securities, as defined by bank and insurance supervisory authorities. Structured finance issues, including real estate, asset-backed and mortgage-backed financings, use this same rating scale with minor modification in the definitions. Thus, an investor can compare the credit quality of investment alternatives across industries and structural types. A "Cash Flow Rating" (as noted for specific ratings) addresses the likelihood that aggregate principal and interest will equal or exceed the rated amount under appropriate stress conditions.



RATING SCALE  DEFINITION

AAA           Highest credit quality.  The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.


AA+           High credit quality.  Protection factors are strong.  Risk is modest, but may
AA            vary slightly from time to time because of economic conditions.
AA-


A+            Protection factors are average but adequate.  However, risk factors are more
A             variable and greater in periods of economic stress.
A-


BBB+          Below-average protection factors but still considered sufficient for prudent
BBB           investment.  Considerable variability in risk during economic cycles.
BBB-


BB+           Below investment grade but deemed likely to meet obligations when due.
BB            Present or prospective financial protection factors fluctuate according to
BB-           industry conditions or company fortunes.  Overall quality may move up or down frequently within this category.


B+            Below investment grade and possessing risk that obligations will not be met
B             when due.  Financial protection factors will fluctuate widely according to
B-            economic cycles, industry conditions and/or company fortunes.  Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.


CCC           Well below investment grade securities.  Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends.
              Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.


DD            Defaulted debt obligations.  Issuer failed to meet scheduled principal and/or interest payments.
DP            Preferred stock with dividend arrearages.

                          IBCA LONG-TERM DEBT RATINGS

     AAA - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

     AA - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

     A - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

     BBB - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

     BB - Obligations for which there is a possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic or financial conditions.

     B - Obligations for which investment risk exists. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions.

     CCC - Obligations for which there is a current perceived possibility of default. Timely repayment of principal and interest is dependent on favorable business, economic or financial conditions.

     CC - Obligations which are highly speculative or which have a high risk of default.

     C - Obligations which are currently in default.

     NOTES: "+" or "-" may be appended to a rating below AAA to denote relative status within major rating categories. Ratings of BB and below are assigned where it is considered that speculative characteristics are present.

                    THOMSON BANKWATCH LONG-TERM DEBT RATINGS

     Long-Term Debt Ratings assigned by Thomson BankWatch also weigh heavily government ownership and support. The quality of both the company's management and franchise are of even greater importance in the Long-Term Debt Rating decisions. Long-Term Debt Ratings look out over a cycle and are not adjusted frequently for what we believe are short-term performance aberrations.

     Long-Term Debt Ratings can be restricted to local currency debt - ratings will be identified by the designation LC. In addition, Long-Term Debt Ratings may include a plus (+) or minus (-) to indicate where within the category the issue is placed. BankWatch Long-Term Debt Ratings are based on the following scale:

INVESTMENT GRADE

     AAA (LC-AAA) - Indicates that the ability to repay principal and interest on a timely basis is extremely high.

     AA (LC-AA) - Indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

     A (LC-A) - Indicates the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     BBB (LC-BBB) - The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. BBB issues are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Non-Investment Grade - may be speculative in the likelihood of timely repayment of principal and interest

     BB (LC-BB) - While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

     B (LC-B) - Issues rated B show higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

     CCC (LC-CCC) - Issues rated CCC clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

     CC (LC-CC) - CC is applied to issues that are subordinate to other obligations rated CCC and are afforded less protection in the event of bankruptcy or reorganization.

     D (LC-D) - Default.

                               SHORT-TERM RATINGS

                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

     Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

     A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

     A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B Issues rated 'B' are regarded as having only speculative capacity for timely payment.

     C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

     D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                         STANDARD & POOR'S NOTE RATINGS

     An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

     The following criteria will be used in making the assessment:

     - Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

     - Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note.

     Note rating symbols and definitions are as follows:

     SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

     SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     SP-3 Speculative capacity to pay principal and interest.

                           MOODY'S SHORT-TERM RATINGS

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

                FITCH INVESTORS SERVICE, INC. SHORT-TERM RATINGS

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

      F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

      F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F-1+'.

      F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned 'F-1+' and 'F-1' ratings.

      F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

      F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

      D Default. Issues assigned this rating are in actual or imminent payment default.

      LOC The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                  DUFF & PHELPS, INC. SHORT-TERM DEBT RATINGS

      Duff & Phelps' short-term ratings are consistent with the rating criteria used by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

      Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

      The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of '1+' (one plus) and '1-' (one minus) to assist investors in recognizing those differences.

      From time to time, Duff & Phelps places issuers or security classes on Rating Watch. The Rating Watch status results from a need to notify investors and the issuer that there are conditions present leading us to re-evaluate the current rating(s). A listing on Rating Watch, however, does not mean a rating change is inevitable.

      The Rating Watch status can either be resolved quickly or over a longer period of time, depending on the reasons surrounding the placement on Rating Watch. The "up" designation means a rating may be upgraded; the "down" designation means a rating may be downgraded, and the "uncertain" designation means a rating may be raised or lowered.



      RATING SCALE:      DEFINITION
      -------------      ----------

                         High Grade
                         ----------

      D-1+               Highest certainty of timely payment.  Short-Term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free
                         U.S. Treasury short-term obligations.


      D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

      D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

           Good Grade

      D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

           Satisfactory Grade

      D-3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

           Non-Investment Grade

      D-4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

           Default

      D-5  Issuer failed to meet scheduled principal and/or interest payments.

                   THOMSON BANKWATCH (TBW) SHORT-TERM RATINGS

      The TBW Short-Term Ratings apply, unless otherwise noted, to specific debt instruments of the rated entities with a maturity of one year or less. TBW Short-Term Ratings are intended to assess the likelihood of an untimely or incomplete payments of principal or interest.

      TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

      TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

      TBW-3 The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

      TBW-4 The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

                            IBCA SHORT-TERM RATINGS

      IBCA Short-Term Ratings assess the borrowing characteristics of banks and corporations, and the capacity for timely repayment of debt obligations. The Short-Term Ratings relate to debt which has a maturity of less than one year.

      A1 Obligations supported by the highest capacity for timely repayment.
         Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.

      A2 Obligations supported by a good capacity for timely repayment.

A3   Obligations supported by a satisfactory capacity for timely repayment.

B Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

C Obligations for which there is a high risk of default or which are currently in default.

                     STRONG CONSERVATIVE EQUITY FUNDS, INC.

                                     PART C
                               OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

     (a) Financial Statements:
         (1)       American Utilities, Equity Income, and Growth and Income Funds (all
                   included or incorporated by reference in Parts A & B) (Audited)

                   Schedules of Investments in Securities
                   Statements of Operations
                   Statements of Assets and Liabilities
                   Statements of Changes in Net Assets
                   Notes to Financial Statements
                   Financial Highlights
                   Report of Independent Accountants

                   Incorporated by reference to the Annual Report to Shareholders of the Strong Conservative Equity Funds dated
                   October 31, 1996, pursuant to Rule 411 under the Securities
                   Act of 1933. (File Nos. 33-61358 and 811-7656)

         (2)       Strong Blue Chip 100 Fund

                   Inapplicable

     (b) Exhibits
         (1)       Articles of Incorporation dated July 31, 1996(4)
         (1.1)     Amendment to Articles of Incorporation dated ______________ *
         (2)       Bylaws dated October 20, 1995(1)
         (3)       Inapplicable
         (4)       Specimen Stock Certificate(1)
         (5)       Investment Advisory Agreement(1)
         (5.1)     Subadvisory Agreement (American Utilities Fund) (2)
         (6)       Distribution Agreement(1)
         (7)       Inapplicable
         (8.1)     Custody Agreement with Firstar(3)
         (8.2)     Global Custody Agreement with Brown Brothers Harriman & Co.(3)
         (8.2.1)   Amendment to Global Custody Agreement with Brown Brothers Harriman
                   & Co. dated August 26, 1996(5)
         (9)       Shareholder Servicing Agent Agreement(1)
         (10)      Opinion of Counsel (Blue Chip 100 Fund)*
         (11)      Inapplicable
         (12)      Inapplicable
         (13)      Stock Subscription Agreement (Blue Chip 100 Fund)*
         (14.1)    Prototype Defined Contribution Retirement Plan - No. 1(2)
         (14.1.1)  Prototype Defined Contribution Retirement Plan - No. 2(2)
         (14.2)    Individual Retirement Custodial Account(2)
         (14.3)    Section 403(b)(7) Retirement Plan(2)
         (14.4)    Simplified Employee Pension Plan(3)
         (15)      Inapplicable


         (16)      Computation of Performance Figures(5)
         (17)      Inapplicable
         (18)      Inapplicable
         (19)      Power of Attorney dated December 27, 1996(4)
         (20)      Inapplicable
         (21.1)    Code of Ethics for Access Persons dated October 18, 1996(4)
         (21.2)    Code of Ethics for Non-Access Persons dated October 18, 1996(4)


---------------------------------

(1) Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of Registrant filed on or about December 13, 1995.

(2) Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A of Registrant filed on or about February 26, 1996.

(3) Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of the Registrant filed on or about June 26, 1996.

(4) Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of the Registrant filed on or about December 30, 1996.

(5) Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of the Registrant filed on or about February 27, 1997.

(*)  To be filed by amendment.

Item 25.  Persons Controlled by or under Common Control with Registrant

     Registrant neither controls any person nor is under common control with any other person.

Item 26.  Number of Holders of Securities


                                              Number of Record Holders
                    Title of Class            as of April 30, 1997
                    --------------            ------------------------
             Common Stock, $.00001 par value

         Strong American Utilities Fund       8381
         Strong Equity Income Fund            5086
         Strong Growth and Income Fund        11,899
         Strong Blue Chip 100 Fund            0


Item 27.  Indemnification

     Officers and directors are insured under a joint errors and omissions insurance policy underwritten by American International Group and Great American Insurance Company in the aggregate amount of $80,000,000, subject to certain deductions. Pursuant to the authority of the Wisconsin Business Corporation Law, Article VII of Registrant's Bylaws provides as follows:

      ARTICLE VII.  INDEMNIFICATION OF OFFICERS AND DIRECTORS

           SECTION 7.01 Mandatory Indemnification. The Corporation shall indemnify, to the full extent permitted by the WBCL, as in effect from time to time, the persons described in Sections 180.0850 through 180.0859 (or any successor provisions) of the WBCL or other provisions of the law of the State of

      Wisconsin relating to indemnification of directors and officers, as in effect from time to time. The indemnification afforded such persons by this section shall not be exclusive of other rights to which they may be entitled as a matter of law.


           SECTION 7.02. Permissive Supplementary Benefits. The Corporation may, but shall not be required to, supplement the right of indemnification under Section 7.01 by (a) the purchase of insurance on behalf of any one or more of such persons, whether or not the Corporation would be obligated to indemnify such person under Section 7.01; (b) individual or group indemnification agreements with any one or more of such persons; and (c) advances for related expenses of such a person.

           SECTION 7.03. Amendment. This Article VII may be amended or repealed only by a vote of the shareholders and not by a vote of the Board of Directors.

           SECTION 7.04. Investment Company Act. In no event shall the Corporation indemnify any person hereunder in contravention of any provision of the Investment Company Act.

Item 28.  Business and Other Connections of Investment Advisor

     The information contained under "About the Fund - Management" in the Prospectus and under "Directors and Officers of the Fund" and "Investment Advisor and Distributor" in the Statement of Additional Information is hereby incorporated by reference pursuant to Rule 411 under the Securities Act of 1933.

Item 29.  Principal Underwriters

     (a) Strong Funds Distributors, Inc., principal underwriter for Registrant, also serves as principal underwriter for Strong Advantage Fund, Inc.; Strong Asia Pacific Fund, Inc.; Strong Asset Allocation Fund, Inc.; Strong Common Stock Fund, Inc.; Strong Corporate Bond Fund, Inc.; Strong Discovery Fund, Inc.; Strong Equity Funds, Inc.; Strong Government Securities Fund, Inc.; Strong Heritage Reserve Series, Inc.; Strong High-Yield Municipal Bond Fund, Inc.; Strong Income Funds, Inc.; Strong Institutional Funds, Inc.; Strong International Bond Fund, Inc.; Strong International Stock Fund, Inc.; Strong Money Market Fund, Inc.; Strong Municipal Bond Fund, Inc.; Strong Municipal Funds, Inc.; Strong Opportunity Fund, Inc.; Strong Schafer Value Fund, Inc.; Strong Short-Term Bond Fund, Inc.; Strong Short-Term Global Bond Fund, Inc.; Strong Short-Term Municipal Bond Fund, Inc.; Strong Special Fund II, Inc.; Strong Total Return Fund, Inc.; and Strong Variable Insurance Funds, Inc.

     (b) The information contained under "About the Fund - Management" in the Prospectus and under "Directors and Officers of the Fund" and "Investment Advisor and Distributor" in the Statement of Additional Information is hereby incorporated by reference pursuant to Rule 411 under the Securities Act of 1933.

     (c)  None

Item 30.  Location of Accounts and Records

     All accounts, books, or other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant's Vice President, Thomas P. Lemke, at Registrant's corporate offices, 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051.

Item 31.  Management Services

     All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 32.  Undertakings

     (a)  Inapplicable.

     (b)  Inapplicable.

     (c) The Registrant undertakes to furnish to each person to whom a prospectus is delivered, upon request and without charge, a copy of the latest annual report to shareholders.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 11 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Village of Menomonee Falls, and State of Wisconsin on the 15th day of May, 1997.

                         STRONG CONSERVATIVE EQUITY FUNDS, INC.
                         (Registrant)


                         By:  /s/ John Dragisic
                              ------------------------
                              John Dragisic, President


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated.


        NAME                          TITLE                      DATE
        ----                          -----                      ----
                       President (Principal Executive
                       Officer and acting Principal
                       Financial and Accounting Officer)
/s/ John Dragisic      and a Director                        May 15, 1997
---------------------
John Dragisic

/s/ Richard S. Strong  Chairman of the Board and a Director  May 15, 1997
---------------------
Richard S. Strong
                       Director                              May 15, 1997
---------------------
Marvin E. Nevins*

                       Director                              May 15, 1997
---------------------
Willie D. Davis*

                       Director                              May 15, 1997
---------------------
William F. Vogt*

                       Director                              May 15, 1997
---------------------
Stanley Kritzik*

* John S. Weitzer signs this document pursuant to powers of attorney filed with Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A.

       By:                 /s/  John S. Weitzer
                           --------------------
                           John S. Weitzer

                                 EXHIBIT INDEX

                                                      EDGAR
Exhibit No.              Exhibit                    Exhibit No.
-----------              -------                    -----------

None